UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09917

SENTINEL VARIABLE PRODUCTS TRUST
(Exact name of registrant as specified in charter)

National Life Drive, Montpelier, Vermont			05604
(Address of principal executive offices)			(Zip code)

Sentinel Asset Management, Inc. National Life Drive, Montpelier, Vermont 05604
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(802) 229-3113

Date of fiscal year end:	December 31, 2013

Date of reporting period:	December 31, 2013

Item 1. Reports to Stockholders

Annual Report

December 31, 2013

Sentinel Variable Products

Balanced Fund

Sentinel Variable Products

Bond Fund

Sentinel Variable Products

Common Stock Fund

Sentinel Variable Products

Mid Cap Fund

Sentinel Variable Products

Small Company Fund

A Standard of Stewardship www.sentinelinvestments.com

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Table of Contents

4	Message to Shareholders

5	Understanding your Sentinel Funds Financial Statements

6	Sentinel Variable Products Balanced Fund

11	Sentinel Variable Products Bond Fund

17	Sentinel Variable Products Common Stock Fund

21	Sentinel Variable Products Mid Cap Fund

26	Sentinel Variable Products Small Company Fund

32	Statement of Assets and Liabilities

34	Statement of Operations

36	Statement of Changes in Net Assets

38	Financial Highlights

40	Notes to Financial Statements

48	Report of Independent Registered Public Accounting Firm

49	Actual and Hypothetical Expenses for Comparison Purposes

50	Information and Services for Shareholders

51	Board Approval of Investment Advisory Agreements

53	Trustees & Officers

Message to Shareholders

Thomas H. Brownell President and Chief Executive Officer Sentinel Asset Management, Inc.

Dear Shareholders,

In June, I was given the opportunity to assume the role of President and Chief Executive Officer of Sentinel Asset Management, Inc. Over the past six months I have had the pleasure of working with our dedicated and dynamic leadership team in developing a strategic plan for continued investment success and asset growth here at Sentinel.

We have used this time to assess the company’s strengths - which are many - and to evaluate areas where we can improve, and do an even better job serving the retail mutual fund marketplace.

First and foremost, Sentinel today remains a strong organization with many talented professionals who have been with the company for many years. These employees, along with a host of new faces to our organization, are the backbone of the company’s success.

I am eager to continue to work together as we move forward with a shared vision and purpose. Our shareholders continue to be our top priority. The investment management process that is applied across all of these products remains focused on the following:

• rigorous fundamental research and analysis as the primary driver of security selection;

• close attention to risk management and portfolio construction;

• a deep understanding of macroeconomic events and their influence on the capital markets; and

• a long-term perspective.

The overriding objective for Sentinel is to become a more focused asset management company offering top performing investment products and solutions for its clients, both advisors and retail investors alike. At our core, we will continue to be an asset management company committed to serving as steadfast stewards of our investors’ capital. This still is, and always will be, the Sentinel Standard.

On the following pages of this annual report, you will find specific details and information on each Sentinel Variable Products Fund’s investment performance, and a discussion of the factors that were the primary drivers of that Fund’s performance. Thank you for the trust you have placed in us. We value that trust and confidence, and we will continue to work diligently to meet your investment goals in the years ahead.

/s/ Thomas H. Brownell

This article contains the current opinions of the author but not necessarily those of Sentinel Investments.

The author’s opinions are subject to change without notice. This article is distributed for informational purposes only. Forecasts, estimates, and certain information contained herein are based upon proprietary research and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

Understanding your Sentinel Funds Financial Statements

1 Schedule of Investments

This schedule shows you which investments your fund owned on the last day of the reporting period. The schedule includes:

• a list of each investment

• the number of shares/par amount of each stock, bond or short-term note

• the market value of each investment

• the percentage of investments in each industry

• the percent and dollar breakdown of each category

2 Statement of Assets and Liabilities

This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund’s net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

Net assets are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses, if any; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

3 Statement of Operations

This statement breaks down how each fund’s net assets changed during the period as a result of the fund’s operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions. Fund operations include:

• income earned from investments

• management fees and other expenses

• gains or losses from selling investments (known as realized gains or losses)

• gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

4 Statement of Changes in Net Assets

This statement shows how each fund’s net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

• operations — a summary of the Statement of Operations for the most recent period

• distributions — income and gains distributed to shareholders

• capital share transactions — shareholders’ purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

5 Financial Highlights

This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years (or less if the fund or class is not five years old). On a per-share basis, it includes:

• share price at the beginning of the period

• investment income and capital gains or losses

• income and capital gains distributions paid to shareholders

• share price at the end of the period

It also includes some key statistics for the period:

• total return — the overall percentage return of the fund, assuming reinvestment of all distributions

• expense ratio — operating expenses as a percentage of average net assets

• net income ratio — net investment income as a percentage of average net assets

• portfolio turnover — the percentage of the portfolio that was replaced during the period

Sentinel Variable Products Balanced Fund

(Unaudited)

Daniel J. Manion, CFA Lead and Equity Portfolio Manager Jason Doiron, FRM, PRM Fixed Income Portfolio Manager David M. Brownlee, CFA Fixed Income Portfolio Manager

Performance Highlights

The Sentinel Variable Products Balanced Fund had a return of 18.88% for the fiscal year ending December 31, 2013, compared to a return of 32.39% for the Standard & Poor’s 500 Index, and a -2.02% return for the Barclays U.S. Aggregate Bond Index.

Equity Market Review

Equity markets continued their heady ascent, reaching all time highs as the fiscal year ended. Aggressive global monetary easing continued to coax investors towards riskier assets in search of higher returns. While intermittent concerns arose over the year — the debt ceiling crisis’ episodic blunders in January, May and October, early year concerns over the viability of the euro, a possible Chinese economic slowdown — these were largely swept aside as economic data continued to slowly improve, corporate earnings showed resiliency and European concerns abated. Concerns on the timing and scope of the Federal Reserve’s moderating stance on its monetary policy remain, but domestic and international willingness to promote sturdier economic growth seem to suggest an ongoing period of government-facilitated low interest rates. Of late, economically sensitive sectors have handily outperformed the more defensive and yield-heavy sectors. For the full fiscal year, small and mid capitalization stocks outperformed large capitalization stocks. The best performing sectors in the S&P 500 Index were Consumer Discretionary, Health Care, and Industrials, while the worst performing sectors were Telecommunication Services and Utilities.

Bond Market Review

Fixed income markets turned in their worst year since 1994, with longer-dated treasuries getting hit especially hard. The Barclays 1-3 Year US Government Bond Index finished the year with a return of +0.37%, while the Barclays Long-term US Treasury Index finished with a return of -12.66%. By comparison, the Barclays US Aggregate Bond Index finished 2013 with a return of -2.02%. However, not all was lost, as major high yield bond indices finished up well over 7% for the year.

Continual congressional fiscal impasse and conflicting signals from the Federal Reserve surrounding the tapering of its bond purchases led to quite a tumultuous year for the fixed income markets. An eleventh hour deal by Congress averted a growing fiscal crisis just before the start of 2013, but only for a couple of months. The budget sequestration (automatic government spending cuts) went into effect in March 2013 leaving market participants confused about the prospects for US economic growth. The Federal Reserve added to this uncertainty in May by strongly insinuating that it would soon begin scaling back its monthly purchases of US Treasuries and mortgage-backed securities (MBS), programs that had begun just a few months earlier. Consequently, interest rates virtually doubled from their early March lows, thus leading to both US Treasuries and MBS selling off sharply throughout the summer. After widely discounting a September commencement of Fed tapering, bond market participants were stunned again when the Fed opted to delay its reduction in monthly purchases at its September meeting. This was most likely a result of the continued turmoil in Congress over a pending government shutdown and a threatened US government default due to the debt ceiling impasse. In December the Federal Reserve finally announced it would begin trimming its purchases of US government securities by $10 billion per month starting in January, 2014. Over the period, the 10-year US Treasury Note traded between a low of 1.59% and a high of 3.04%. The US Treasury 5-year Note traded between 0.60% and 1.85%.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

The Barclays 1-3 Year U.S. Government Bond Index is an unmanaged index comprising U.S. government and government agency securities with maturities between one and three years.

The Barclays Long-term U.S. Treasury Index is an unmanaged index comprising U.S. Treasury securities with maturities of 10 years or longer.

An investment cannot be made directly in an index.

Key Performance Attribution

The Fund’s performance benefitted from its exposure to large capitalization US equities and underweight to US Treasury securities during the fiscal year. Relative to the benchmark, the Fund’s equity holdings in the Financials, Industrials, Energy and Information Technology sectors contributed positively to the performance of the Fund, as did our underweight position in the underperforming Utilities sector. In particular, our lack of exposure to Real Estate Investment Trust holdings, along with our exposure to Diversified Financials names like American Express and McGraw Hill Financial worked well during the year. Other significant individual contributors to performance include The Boeing Co., and Seagate Technology. Conversely, stock selection within the Consumer Discretionary sector proved challenging during the year as a result of our lack of exposure to high-priced, volatile Internet Retailers. Our Metals and Mining exposure within the Materials sector worked against us, as did stock selection and an underweight position in Telecommunication Services during the year. Further, our allocations to Agency MBS and cash detracted from performance relative to the benchmark during the year.

Portfolio Positioning and Outlook

The Sentinel Balanced Fund’s asset allocation as of December 31, 2013 was 66% stocks, 30% bonds and 4% cash and cash equivalents (short-term fixed income instruments). Despite increasing evidence of an improving global macroeconomic scenario, growth levels remain modest, tempering near-term earnings growth expectations. However, our holdings reflect our belief that some level of pent up capital spending demand, and eventually consumer spending, amidst moderating input costs may lead to more robust rates of corporate earnings. Concerns that were roiling international markets are alleviating to some degree, providing, in our opinion, attractive opportunities in many multinational holdings. Within fixed income, we continue to manage our overall risk profile due to increased volatility in interest rates, which has led to a zero weight in US Treasuries and a larger cash position. Holding a higher cash position allows us the flexibility to quickly adjust as market conditions warrant.

We believe the Sentinel Variable Products Balanced Fund is well positioned to take advantage of the current market dynamics. We intend to maintain our focus on finding attractive opportunities for total long term returns and modest levels of risk in high-quality, large cap stocks. We plan to maintain a sizeable commitment to fixed income securities in the Fund as a means of generating income and reducing the overall portfolio volatility.

/s/ Daniel J. Manion	/s/ David M. Brownlee	/s/ Jason Doiron

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. The prospectus containing this and other information is available from sentinelinvestments.com. Please read it carefully.

Growth of a $10,000 Investment

From December 31, 2003 through December 31, 2013

Average Annual Total Returns (as of December 31, 2013)

1 year	3 years	5 years	10 years
18.88%	11.29%	13.44%	6.96%

Inception Date of Fund - 8/01/03

The total annual operating expense ratio set forth in the prospectus dated April 30, 2013, as supplemented, for the Sentinel Variable Products Balanced Fund is 0.83%. The expense ratio shown in the Fund’s prospectus may differ from the actual expense ratios for the Fund’s latest fiscal year shown in the Financial Highlights statement in this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than the securities held by other Sentinel Variable Products funds. Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Bonds with lower credit ratings are more speculative and likely to default than higher quality bonds and tend to fluctuate more widely in value. Mortgage-backed securities (MBS) are subject to prepayment risk. These risks may result in greater share price volatility. Small and mid-sized company stocks can be more volatile than large company stocks. Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks. Fund shares are not insured or guaranteed by the US Government or its agencies.

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. The Fund may use derivatives as part of a strategy designed to reduce exposure to certain risks, such as risks associated with changes in interest rates, or currency or credit risk (“hedging”). The use of derivatives may reduce the Fund’s return and increase the volatility in movements in the Fund’s net asset value. For additional information regarding the use of derivatives, please see the Fund’s current Prospectus.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

An investment cannot be made directly in an index.

Fund Profile (Unaudited)

at December 31, 2013

Portfolio Weightings

Asset Category	Percent of Net Assets
Domestic Common Stocks	62.5%
U.S. Government Obligations	30.6%
Foreign Stocks & ADR’s	3.2%
Cash and Other	3.7%

Top 10 Equity Holdings*

Description	Percent of Net Assets
United Technologies Corp.	1.7%
Honeywell Int’l., Inc.	1.4%
Schlumberger Ltd.	1.4%
Microsoft Corp.	1.4%
General Electric Co.	1.3%
Canadian National Railway Co.	1.3%
Noble Energy, Inc.	1.2%
Cisco Systems, Inc.	1.2%
McDonald’s Corp.	1.2%
Int’l. Business Machines Corp.	1.1%
Total of Net Assets	13.2%

Top Fixed Income Holdings*

		Maturity	Percent of
Description	Coupon	Date	Net Assets
FNMA AU6950	3.50%	10/01/28	7.3%
FNMA AH3620	3.50%	01/01/26	5.3%
FHLMC G05624	4.50%	09/01/39	4.9%
FHLMC G05483	4.50%	06/01/39	4.8%
FNMA AL1319	4.50%	10/01/41	3.6%
FHLMC J22900	2.50%	03/01/28	2.8%
GNMA II MA1288	5.00%	09/20/43	1.9%
Total of Net Assets			30.6%

Average Effective Duration (for all Fixed Income Holdings) 4.1 years**

*“Top 10 Equity Holdings” and “Top Fixed Income Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

**The average effective duration considers the call and put dates of applicable fixed income investments and the pre-payment risks of mortgage-backed bonds to measure the sensitivity of the value of the Fund’s fixed income portfolio to changes in interest rates.

Schedule of Investments

at December 31, 2013

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Government Obligations 30.6%
U.S. Government Agency Obligations 30.6%
Federal Home Loan Mortgage Corporation 12.5%
Mortgage-Backed Securities:
15-Year:
FHLMC J22900
2.5%, 03/01/28	462 M	$459,261
30-Year:
FHLMC G05483
4.5%, 06/01/39	745 M	790,134
FHLMC G05624
4.5%, 09/01/39	763 M	809,687
		1,599,821
Total Federal Home Loan Mortgage Corporation		2,059,082

Federal National Mortgage Association 16.2%
Mortgage-Backed Securities:
15-Year:
FNMA AH3620
3.5%, 01/01/26	827 M	866,461
20-Year:
FNMA AU6950
3.5%, 10/01/28	1,142 M	1,196,324
30-Year:
FNMA AL1319
4.5%, 10/01/41	554 M	588,279
Total Federal National Mortgage Association		2,651,064

Government National Mortgage Corporation 1.9%
Mortgage-Backed Securities:
30-Year:
GNMA II MA1288
5%, 09/20/43	293 M	319,076
Total U.S. Government Obligations (Cost $5,079,907)		5,029,222

	Shares
Domestic Common Stocks 62.5%
Consumer Discretionary 5.6%
Comcast Corp.	3,000	149,640
Gap, Inc.	3,500	136,780
McDonald’s Corp.	2,000	194,060
Nike, Inc.	500	39,320
Omnicom Group, Inc.	1,500	111,555
Time Warner Cable, Inc.	500	67,750
Time Warner, Inc.	1,500	104,580
TJX Cos., Inc.	2,000	127,460
		931,145
Consumer Staples 4.1%
CVS Caremark Corp.	1,500	107,355
Kellogg Co.	1,000	61,070
Kraft Foods Group, Inc.	833	44,915
PepsiCo, Inc.	1,000	82,940
Philip Morris Int’l., Inc.	1,000	87,130
Procter & Gamble Co.	1,800	146,538
Wal-Mart Stores, Inc.	1,800	141,642
		671,590

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
Energy 6.0%
Chevron Corp.	800	$99,928
EOG Resources, Inc.	1,000	167,840
ExxonMobil Corp.	1,500	151,800
Marathon Oil Corp.	2,500	88,250
Noble Energy, Inc.	3,000	204,330
Schlumberger Ltd.	2,500	225,275
Transocean Ltd.	500	24,710
Weatherford Int’l. Ltd.*	1,500	23,235
		985,368
Financials 11.3%
ACE Ltd.	1,500	155,295
American Express Co.	2,000	181,460
Bank of America Corp.	6,000	93,420
Bank of New York Mellon Corp.	3,800	132,772
Chubb Corp.	1,500	144,945
Goldman Sachs Group, Inc.	800	141,808
JPMorgan Chase & Co.	2,500	146,200
McGraw-Hill Financial, Inc.	1,000	78,200
MetLife, Inc.	2,000	107,840
Morgan Stanley	3,000	94,080
PNC Financial Services Group, Inc.	1,000	77,580
The Travelers Cos., Inc.	2,000	181,080
US Bancorp	4,300	173,720
Wells Fargo & Co.	3,500	158,900
		1,867,300
Health Care 9.0%
Amgen, Inc.	1,000	114,160
Becton Dickinson & Co.	1,000	110,490
Bristol-Myers Squibb Co.	2,500	132,875
Covidien PLC	2,000	136,200
Eli Lilly & Co.	2,000	102,000
Gilead Sciences, Inc.*	1,000	75,150
Johnson & Johnson	1,500	137,385
Medtronic, Inc.	1,000	57,390
Merck & Co., Inc.	3,500	175,175
Pfizer, Inc.	4,500	137,835
Stryker Corp.	1,000	75,140
UnitedHealth Group, Inc.	1,000	75,300
Zimmer Holdings, Inc.	1,000	93,190
Zoetis, Inc.	2,000	65,380
		1,487,670
Industrials 8.9%
ADT Corp.	830	33,590
Boeing Co.	800	109,192
Canadian National Railway Co.	3,600	205,272
Deere & Co.	1,500	136,995
General Dynamics Corp.	800	76,440
General Electric Co.	7,500	210,225
Honeywell Int’l., Inc.	2,500	228,425
Northrop Grumman Corp.	1,000	114,610
Tyco Int’l. Ltd.	1,500	61,560
United Technologies Corp.	2,500	284,500
		1,460,809
Information Technology 13.0%
Accenture PLC	1,500	123,330
Altera Corp.	2,500	81,325
Apple, Inc.	300	168,333
Broadcom Corp.	3,000	88,950
Check Point Software Technologies Ltd.*	2,000	129,040
Cisco Systems, Inc.	9,000	202,050
EMC Corp.	5,000	125,750
Intel Corp.	3,500	90,860
Int’l. Business Machines Corp.	1,000	187,570
KLA-Tencor Corp.	1,000	64,460
Microsoft Corp.	6,000	224,580
NetApp, Inc.	3,000	123,420
Riverbed Technology, Inc.*	3,000	54,240
Seagate Technology PLC	1,800	101,088
Texas Instruments, Inc.	4,000	175,640
Visa, Inc.	700	155,876
Western Union Co.	2,500	43,125
		2,139,637
Materials 2.7%
EI Du Pont de Nemours & Co.	2,500	162,425
Freeport-McMoRan Copper & Gold, Inc.	4,000	150,960
Praxair, Inc.	1,000	130,030
		443,415
Telecommunication Services 1.6%
Rogers Communications, Inc.	2,500	113,125
Verizon Communications, Inc.	3,000	147,420
		260,545
Utilities 0.3%
Entergy Corp.	700	44,289
Total Domestic Common Stocks (Cost $5,542,343)		10,291,768

Foreign Stocks & ADR’s 3.2%
Australia 0.6%
BHP Billiton Ltd. ADR	1,500	102,300

Germany 1.0%
SAP AG ADR	2,000	174,280

Mexico 0.6%
America Movil SAB de CV ADR	4,000	93,480

Netherlands 1.0%
Unilever NV ADR	4,000	160,920

Switzerland 0.0%^
ABB Ltd. ADR	100	2,656
Total Foreign Stocks & ADR’s (Cost $398,240)		533,636

Institutional Money Market Funds 3.7%
State Street Institutional US Government Money Market Fund (Cost $607,308)	607,308	607,308

Total Investments 100.0% (Cost $11,627,798)†		16,461,934

Excess of Liabilities Over Other Assets 0.0%^		(6,228)

Net Assets 100.0%		$16,455,706

*	Non-income producing.

†

Cost for federal income tax purposes is $11,646,527. At December 31, 2013 unrealized appreciation for federal income tax purposes aggregated $4,815,407 of which $5,048,140 related to appreciated securities and $232,733 related to depreciated securities.

^	Represents less than 0.05% of net assets.

ADR	- American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Sentinel Variable Products Bond Fund

(Unaudited)

Jason Doiron, FRM, PRM Portfolio Manager David M. Brownlee, CFA Portfolio Manager

Performance

For the fiscal year ending December 31, 2013, the Sentinel Variable Products Bond Fund returned -0.33%. By comparison, the Barclays U.S. Aggregate Bond Index returned -2.02%, the Barclays U.S. MBS Index returned -1.41%, and the Morningstar US Insurance Fund Intermediate-Term Bond category average return was -1.62% during the same period.

Bond Market Review

Fixed income markets turned in their worst year since 1994, with longer-dated treasuries getting hit especially hard. The Barclays 1-3 Year US Government Bond Index finished the year with a return of +0.37%, while the Barclays Long-term US Treasury Index finished with a return of -12.66%. By comparison, the Barclays US Aggregate Bond Index finished 2013 with a return of -2.02%. However, not all was lost, as major high yield bond indices finished up well over 7% for the year.

Continual congressional fiscal impasse and conflicting signals from the Federal Reserve surrounding the tapering of its bond purchases led to quite a tumultuous year for the fixed income markets. An eleventh hour deal by Congress averted a growing fiscal crisis just before the start of 2013, but only for a couple of months. The budget sequestration (automatic government spending cuts) went into effect in March 2013 leaving market participants confused about the prospects for US economic growth. The Federal Reserve added to this uncertainty in May by strongly insinuating that it would soon begin scaling back its monthly purchases of US Treasuries and mortgage-backed securities (MBS), programs that had begun just a few months earlier. Consequently, interest rates virtually doubled from their early March lows, thus leading to both US Treasuries and MBS selling off sharply throughout the summer. After widely discounting a September commencement of Fed tapering, bond market participants were stunned again when the Fed opted to delay its reduction in monthly purchases at its September meeting. This was most likely a result of the continual turmoil in Congress over a pending government shutdown and a threatened US government default due to the debt ceiling impasse. In December the Federal Reserve finally announced it would begin trimming its purchases of US government securities by $10 billion per month starting in January, 2014. Over the period, the 10-year US Treasury Note traded between a low of 1.59% and a high of 3.04%. The US Treasury 5-year Note traded between 0.60% and 1.85%.

Key Performance Attribution

Within the context of this economic and fixed income market environment, the Fund outperformed the Barclays US Aggregate Bond Index by 169 basis points during the year. Outperformance came largely from our asset allocation and security selection decisions. More specifically, our high yield corporate exposure delivered a full 149 basis points of spread differential to the benchmark, while our investment-grade corporate bond exposure delivered another 81 basis points of positive spread differential to the benchmark during the year. In addition, our significant underweight position to US Treasury securities during the year added another 39 basis points of positive relative return to the index. The Fund’s positive spread effect was further supported by tactical yield curve positioning during the year, as the Fund benefitted from timely implementation of exchange-traded US Treasury futures to reduce the portfolio’s duration as rates spiked. Conversely, our slight overweight to Agency MBS and average cash weighting of 8.4% during the year detracted from performance relative to the Barclays US Aggregate Bond Index.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass through securities and asset-backed securities.

The Barclays U.S. Mortgage Backed Securities (MBS) Index is an unmanaged index of agency mortgage-backed pass-through securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).

The Barclays 1-3 Year U.S. Government Bond Index is an unmanaged index comprising U.S. government and government agency securities with maturities between one and three years.

The Barclays Long-term U.S. Treasury Index is an unmanaged index comprising U.S. Treasury securities with maturities of 10 years or longer.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Portfolio Positioning and Outlook

At the end of the fiscal year, the Fund’s portfolio positioning consisted of 50% exposure to investment grade corporates, 16% high-yield corporates, 28% Agency MBS (with 4% in Collateralized Mortgage Obligations), and 6% cash. The effective duration of the Fund stood at 5.04 years on December 31st. We opportunistically reduced the duration of the Fund at various times throughout the year by shorting 10- and 30-year US Treasury futures. We do not use leverage to shorten the duration of the portfolio.

As we look ahead to 2014 we expect continued dialogue between the Fed doves and hawks, as well as various general market pundits to drive market sentiment. With the recently released firmer US economic data, it is reasonable to assume that the Federal Reserve will continue trimming their bond purchases over the next few months. In terms of the mortgage market, as much as 60%-70% of Agency MBS issuance has come from homeowner refinancing over the past year. As of December 31st, 30-year fixed rate mortgages are in the 4.50%-to-4.75% zone and home refinancing is approaching a 5-year low as reported by the Mortgage Bankers Association. We believe MBS supply will continue to diminish as interest rates drift higher, necessitating adjustments by the Federal Reserve as the year progresses. Regardless of what transpires in the fixed income markets in the coming year, we continue to believe flexibility will be critical to our success in navigating markets and providing value to our shareholders.

Thank you for your continued support.

/s/ Jason Doiron	/s/ David M. Brownlee

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. The prospectus containing this and other information is available from sentinelinvestments.com. Please read it carefully.

Growth of a $10,000 Investment

From December 31, 2003 through December 31, 2013

Average Annual Total Returns (as of December 31, 2013)

1 year	3 years	5 years	10 years
-0.33%	4.36%	6.27%	5.19%

Inception Date of Fund - 8/01/03

The total annual operating expense ratio set forth in the prospectus dated April 30, 2013, as supplemented, for the Sentinel Variable Products Bond Fund is 0.63%. The expense ratio shown in the Fund’s prospectus may differ from the actual expense ratios for the Fund’s latest fiscal year shown in the Financial Highlights statement in this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Bonds with lower credit ratings are more speculative and likely to default than higher quality bonds and tend to fluctuate more widely in value. Mortgage-backed securities (MBS) are subject to pre-payment risk. These risks may result in greater share price volatility. Fund shares are not insured or guaranteed by the U.S. government or its agencies.

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. The Fund may use derivatives as part of a strategy designed to reduce exposure to certain risks, such as risks associated with changes in interest rates, or currency or credit risk (“hedging”). The use of derivatives may reduce the Fund’s return and increase the volatility in movements in the Fund’s net asset value. For additional information regarding the use of derivatives, please see the Fund’s current Prospectus.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays U.S. Mortgage Backed Securities (MBS) Index is an unmanaged index of agency mortgage-backed pass-through securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).

An investment cannot be made directly in an index.

Fund Profile

at December 31, 2013

Average Effective Duration

Percent of
Duration	Fixed Income Holdings
Less than 1 yr.	5.7%
1 yr. to 2.99 yrs.	5.3%
3 yrs. to 3.99 yrs.	7.5%
4 yrs. to 5.99 yrs.	38.3%
6 yrs. to 7.99 yrs.	37.9%
8 yrs. and over	5.3%

Average Effective Duration (for all Fixed Income Holdings) 5.0 years*

Top 10 holdings**

		Maturity	Percent of
Description	Coupon	Date	Net Assets
GNMA II MA1288	5.00%	09/20/43	4.7%
FHLMC J22740	2.50%	03/01/28	4.5%
FHR 3859 JB	5.00%	05/15/41	4.4%
FHLMC Q02664	4.50%	08/01/41	4.0%
FNMA AU6950	3.50%	10/01/28	3.4%
GNMA II 005175	4.50%	09/20/41	3.3%
Penske Truck Leasing Co. LP	2.50%	03/15/16	2.8%
Realty Income Corp.	2.00%	01/31/18	2.8%
Ericsson LM	4.125%	05/15/22	2.7%
Rowan Cos, Inc.	4.875%	06/01/22	2.3%
Total of Net Assets			34.9%

*The average effective duration considers the call and put dates of applicable fixed income investments and the pre-payment risks of mortgage-backed bonds to measure the sensitivity of the value of the Fund’s fixed income portfolio to changes in interest rates.

**“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at December 31, 2013

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Government Obligations 27.9%
U.S. Government Agency Obligations 27.9%
Federal Home Loan Mortgage Corporation 14.5%
Collateralized Mortgage Obligations:
FHR 3859 JB
5%, 05/15/41	2,500 M	$2,712,480
Mortgage-Backed Securities:
15 year:
FHLMC J22740
2.5%, 03/01/28	2,798 M	2,781,033
30-Year
FHLMC A90197
4.5%, 12/01/39	957 M	1,019,795
FHLMC Q02664
4.5%, 08/01/41	2,326 M	2,469,415
		3,489,210
Total Federal Home Loan Mortgage Corporation		8,982,723

Federal National Mortgage Association 3.4%
Mortgage-Backed Securities:
20-Year:
FNMA AU6950
3.5%, 10/01/28	1,999 M	2,093,566

Government National Mortgage Corporation 10.0%
Mortgage-Backed Securities:
15-Year:
GNMA 679437X
6%, 11/15/22	52 M	$52,881
30-Year:
GNMA II 005175
4.5%, 09/20/41	1,901 M	2,036,747
GNMA II MA1227
5%, 08/20/43	1,056 M	1,153,416
GNMA II MA1288
5%, 09/20/43	2,690 M	2,924,861
		6,115,024
Total Government National Mortgage Corporation		6,167,905
Total U.S. Government Obligations (Cost $17,531,109)		17,244,194

Corporate Bonds 65.6%
Basic Industry 10.4%
Ardagh Packaging Finance PLC
7%, 11/15/20(a)	510 M	517,650
Barrick Gold Corp.
4.1%, 05/01/23	270 M	244,512
Brookfield Residential Properties, Inc.
6.5%, 12/15/20(a)	275 M	286,688
CF Industries, Inc.
3.45%, 06/01/23	975 M	892,148
FMG Resources August 2006 Pty Ltd.
6.875%, 04/01/22(a)	250 M	273,750
Glencore Funding LLC
4.125%, 05/30/23(a)	1100 M	1,029,931
Methanex Corp.
5.25%, 03/01/22	1,230 M	1,304,358
Packaging Corp of America
4.5%, 11/01/23	400 M	401,820
Reliance Steel & Aluminum Co.
4.5%, 04/15/23	1,335 M	1,311,983
Weekley Homes LLC
6%, 02/01/23(a)	185 M	179,450
		6,442,290
Capital Goods 3.1%
Advanced Micro Devices, Inc.
7.75%, 08/01/20	290 M	289,275
Interface Security Systems Holdings, Inc.
9.25%, 01/15/18(a)	585 M	608,400
Smiths Group PLC
3.625%, 10/12/22(a)	1,100 M	1,013,413
		1,911,088
Consumer Cyclical 5.7%
Chrysler Group LLC
8.25%, 06/15/21	605 M	691,212
Continental Rubber America Corp.
4.5%, 09/15/19(a)	355 M	378,004
Ford Motor Credit Co. LLC
5.875%, 08/02/21	1,150 M	1,305,791
Macy’s Retail Holdings, Inc.
35.875%, 01/15/22	840 M	829,385

The accompanying notes are an integral part of the financial statements.

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
MGM Resorts Int’l.
6.625%, 12/15/21	295 M	$312,331
		3,516,723
Consumer Non-Cyclical 3.2%
Albea Beauty Holdings SA
8.375%, 11/01/19(a)	355 M	370,975
Pernod-Ricard SA
4.45%, 01/15/22(a)	1,010 M	1,023,385
Tervita Corp.
9.75%, 11/01/19(a)	570 M	561,450
		1,955,810
Energy 12.8%
Access Midstream Partners LP
6.125%, 07/15/22	300 M	322,500
Gastar Exploration USA, Inc.
8.625%, 05/15/18(a)	315 M	311,063
Halcon Resources Corp.
8.875%, 05/15/21	390 M	395,850
Magnum Hunter Resources Corp.
9.75%, 05/15/20	225 M	244,125
Nabors Industries, Inc.
5.1%, 09/15/23(a)	710 M	705,612
Penn Virginia Resource Partners LP
8.375%, 06/01/20	126 M	139,545
6.5%, 05/15/21(a)	430 M	447,200
Rowan Cos, Inc.
4.875%, 06/01/22	1,390 M	1,412,866
Sabine Oil & Gas Finance Corp.
9.75%, 02/15/17	190 M	198,550
Samson Investment Co.
10.5%, 02/15/20(a)	200 M	219,000
Talisman Energy, Inc.
3.75%, 02/01/21	930 M	901,767
Transocean, Inc.
6.5%, 11/15/20	1,110 M	1,269,337
Weatherford Int’l. Ltd
5.125%, 09/15/20	1,205 M	1,296,322
		7,863,737
Financials 2.7%
FirstMerit Corp.
4.35%, 02/04/23	960 M	942,252
People’s United Financial, Inc.
3.65%, 12/06/22	755 M	715,121
		1,657,373
Insurance 4.7%
American Int’l. Group, Inc.
5.6%, 10/18/16	885 M	986,907
Genworth Holdings, Inc.
4.9%, 08/15/23	445 M	445,625
Infinity Property & Casualty Corp.
5%, 09/19/22	1,230 M	1,233,289
XL Group PLC
6.5%, 12/31/49(b)	240 M	237,300
		2,903,121
Media 2.4%
Cequel Communications Holdings I LLC
6.375%, 09/15/20(a)	240 M	247,200
DIRECTV Holdings LLC
3.8%, 03/15/22	1,305 M	1,255,809
		1,503,009
Real Estate 5.8%
CBL & Associates LP
54.25%, 12/01/23	925 M	925,539
Health Care Reality, Inc.
4.95%, 01/15/21	875 M	926,569
Realty Income Corp.
2%, 01/31/18	1,740 M	1,705,741
		3,557,849
Technology 1.6%
First Data Corp.
11.25%, 03/31/16	122 M	122,610
Tech Data Corp.
3.75% 09/21/17	825 M	853,309
		975,919
Telecommunications 6.1%
Ericsson LM
4.125%, 05/15/22	1,685 M	1,640,631
Rogers Communications, Inc.
4.1%, 10/01/23	780 M	783,028
T-Mobile USA, Inc.
6.125%,01/15/22	160 M	163,200
Verizon Communications, Inc.
6.55%, 09/15/43	1,000 M	1,174,121
		3,760,980
Transportation 3.3%
Penske Truck Leasing Co. LP
2.5%, 03/15/16(a)	1,690 M	1,732,362
Watco Cos LLC
6.375%, 04/01/23(a)	330 M	328,350
		2,060,712
Utilities 3.8%
Allegheny Technologies, Inc.
5.875%, 08/15/23	1,160 M	1,173,617
NGL Energy Partners LP
6.875%, 10/15/21(a)	1,150 M	1,184,500
		2,358,117
Total Corporate Bonds (Cost $40,653,686)		40,466,728

	Shares
Institutional Money Market Funds 4.8%
State Street Institutional US Government Money Market Fund (Cost $2,933,343)	2,933,343	2,933,343

Total Investments 98.3% (Cost $61,118,138)†		60,644,265

Other Assets in Excess of Liabilities 1.7%		1,019,771

Net Assets 100.0%		$61,664,036

†

Cost for federal income tax purposes is $61,118,138. At December 31, 2013 unrealized depreciation for federal income tax purposes aggregated $473,873 of which $501,250 related to appreciated securities and $975,123 related to depreciated securities.

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the market value of rule 144A securities amounted to $11,418,383 or 18.52% of net assets.

(b)

XL Group PLC is currently fixed at 6.5%. On April 15th, 2017 it converts to a variable rate that floats on the 15th of January, April, July, and October. The interest rate will equal the 3-month Libor rate plus 2.4575%.

The accompanying notes are an integral part of the financial statements.

At December 31, 2013, the following futures contracts were outstanding with $485,727 in cash segregated with the broker for margin maintenance purposes:

			Unrealized
	Contract	Contract	Appreciation/
Contract Description	Expiration	Value	(Depreciation)

Short, 20 U.S. Treasury 10-Year Note futures contracts	3/14	$2,460,938	$26,886

Short, 10 U.S. Treasury 30-Year Bond futures contracts	3/14	1,283,125	14,670

Totals		$3,744,063	$41,556
Net payments of variation margin and/or brokerage fees			(33,431)

Variation margin receivable on open futures contracts			$8,125

The accompanying notes are an integral part of the financial statements.

Sentinel Variable Products Common Stock Fund

(Unaudited)

Daniel J. Manion, CFA Portfolio Manager Hilary T. Roper, CFA Portfolio Manager

Performance Highlights

The Sentinel Variable Products Common Stock Fund had a return of 31.73% for the fiscal year ending December 31, 2013, compared to a return of 32.39% for the Fund’s benchmark, the Standard & Poor’s 500 Index.

Equity Market Review

Equity markets continued their heady ascent, reaching all time highs as 2013 came to a close. During the year, aggressive global monetary easing continued to coax investors towards riskier assets in search of higher returns. While intermittent concerns arose over the year, these were largely swept aside as economic data continued to slowly improve, corporate earnings showed resiliency and European concerns abated. Uncertainty over the timing and scope of the Federal Reserve’s moderating stance on its monetary policy remain, but domestic and international willingness to promote sturdier economic growth seem to suggest an ongoing period of government-facilitated low interest rates. For the full year, small and mid capitalization stocks outperformed large capitalization stocks, with the best performing sectors in the S&P 500 Index being Consumer Discretionary, Health Care and Industrials, and the worst performing sectors being Telecommunication Services and Utilities.

Key Performance Attribution

Relative to the benchmark, the Fund’s stock selection in the Financials and Information Technology sectors, as well as an underweight position in the underperforming Utilities sector contributed positively to the performance of the Fund. Our holdings in McGraw Hill Financial, Gilead Sciences, Inc. and Seagate Technology were positive contributors to the Fund. With continued strong market performance, the Fund’s small cash position detracted from relative performance. Stock selection within Materials and Consumer Discretionary proved challenging, as our exposure to Metals and Mining worked against us, as well as our lack of exposure to high-priced, volatile Internet Retailers.

Portfolio Positioning and Outlook

Our long-term objective remains unchanged: to find superior companies with sustainable earnings streams trading at reasonable valuations. We believe this has the potential to lead to favorable returns relative to peer funds, as the Fund has produced over the past 10 years. We have maintained our overweight position in the Health Care and Industrials sectors, moving some gains from our rail exposure into commercial services. We also selectively trimmed individual holdings within the Consumer Discretionary and Consumer Staples sectors.

We remain optimistic about finding attractive opportunities for total returns and modest levels of risk in high-quality, large-cap stocks. The Fund owned, in aggregate, shares of companies that were growing earnings at attractive rates, generating strong free cash flow, and managing their capital prudently. It is these types of companies where we plan to invest the bulk of the Sentinel Variable Products Common Stock Fund’s assets.

Thank you for your continued support.

	/s/ Daniel J. Manion	/s/ Hilary T. Roper

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. The prospectus containing this and other information is available from sentinelinvestments.com. Please read it carefully.

Growth of a $10,000 Investment

From December 31, 2003 through December 31, 2013

Average Annual Total Returns (as of December 31, 2013)

1 year	3 years	5 years	10 years
31.73%	15.68%	18.02%	8.76%

Inception Date of Fund - 11/30/00

The total annual operating expense ratio set forth in the prospectus dated April 30, 2013, as supplemented, for the Sentinel Variable Products Common Stock Fund is 0.70%. The expense ratio shown in the Fund’s prospectus may differ from the actual expense ratios for the Fund’s latest fiscal year shown in the Financial Highlights statement in this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements.

Large-capitalization stocks as a group could fall out of favor with the market, causing funds owning such stocks to underperform investments that focus on small- or medium-capitalization stocks.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than the securities held by other Sentinel Variable Products funds.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation. An investment cannot be made directly in an index.

Fund Profile

at December 31, 2013

Top Sectors*

Sector	Percent of Net Assets
Information Technology	17.9%
Financials	17.2%
Health Care	15.2%
Industrials	12.8%
Energy	10.2%
Consumer Discretionary	9.6%
Consumer Staples	9.1%
Materials	4.1%
Telecommunication Services	2.3%
Utilities	0.1%

Top 10 Holdings**

Description	Percent of Net Assets
Johnson & Johnson	2.1%
Honeywell Int’l., Inc.	2.1%
United Technologies Corp.	2.1%
Chevron Corp.	2.0%
Time Warner, Inc.	1.9%
PepsiCo, Inc.	1.9%
Procter & Gamble Co.	1.8%
Texas Instruments, Inc.	1.7%
ExxonMobil Corp.	1.6%
Bristol-Myers Squibb Co.	1.6%
Total of Net Assets	18.8%

*“Top Sectors” includes Domestic Common Stocks, Domestic Exchange Traded Funds and Foreign Stocks & ADRs.

**“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities

at December 31, 2013

		Value
	Shares	(Note 2)
Domestic Common Stocks 92.8%
Consumer Discretionary 9.6%
Comcast Corp.	60,000	$2,992,800
Gap, Inc.	60,000	2,344,800
McDonald’s Corp.	22,000	2,134,660
Nike, Inc.	12,500	983,000
Nordstrom, Inc.	20,000	1,236,000
Omnicom Group, Inc.	20,000	1,487,400
Staples, Inc.	25,000	397,250
Time Warner Cable, Inc.	10,000	1,355,000
Time Warner, Inc.	60,000	4,183,200
TJX Cos., Inc.	40,000	2,549,200
TRW Automotive Holdings Corp.*	20,000	1,487,800
		21,151,110
Consumer Staples 8.0%
CVS Caremark Corp.	30,000	2,147,100
Kellogg Co.	19,600	1,196,972
Kraft Foods Group, Inc.	20,000	1,078,400
PepsiCo, Inc.	50,000	4,147,000
Philip Morris Int’l., Inc.	25,000	2,178,250
Procter & Gamble Co.	50,000	4,070,500
Wal-Mart Stores, Inc.	35,000	2,754,150
		17,572,372
Energy 10.2%
Apache Corp.	17,500	1,503,950
Chevron Corp.	35,000	4,371,850
EOG Resources, Inc.	15,000	2,517,600
ExxonMobil Corp.	35,000	3,542,000
Marathon Oil Corp.	50,000	1,765,000
Marathon Petroleum Corp.	20,000	1,834,600
Noble Energy, Inc.	50,000	3,405,500
Schlumberger Ltd.	30,000	2,703,300
Transocean Ltd.	10,000	494,200
Weatherford Int’l. Ltd.*	29,300	453,857
		22,591,857
Financials 16.4%
ACE Ltd.	23,000	2,381,190
American Express Co.	30,000	2,721,900
Bank of America Corp.	190,000	2,958,300
Bank of New York Mellon Corp.	50,000	1,747,000
Chubb Corp.	25,000	2,415,750
CME Group, Inc.	22,500	1,765,350
Goldman Sachs Group, Inc.	15,000	2,658,900
JPMorgan Chase & Co.	55,000	3,216,400
McGraw-Hill Financial, Inc.	25,000	1,955,000
MetLife, Inc.	40,000	2,156,800
Morgan Stanley	79,000	2,477,440
PNC Financial Services Group, Inc.	17,500	1,357,650
The Travelers Cos., Inc.	30,000	2,716,200
US Bancorp	63,000	2,545,200
Wells Fargo & Co.	70,000	3,178,000
		36,251,080
Health Care 14.5%
Amgen, Inc.	25,000	2,854,000
Becton Dickinson & Co.	15,000	1,657,350
Bristol-Myers Squibb Co.	65,000	3,454,750
Covidien PLC	25,000	1,702,500
Eli Lilly & Co.	25,000	1,275,000
Forest Laboratories, Inc.*	12,500	750,375
Gilead Sciences, Inc.*	30,000	2,254,500
Johnson & Johnson	50,000	4,579,500
Medtronic, Inc.	25,000	1,434,750
Merck & Co., Inc.	60,000	3,003,000
Pfizer, Inc.	102,500	3,139,575
Stryker Corp.	20,000	1,502,800
UnitedHealth Group, Inc.	15,000	1,129,500
Zimmer Holdings, Inc.	20,000	1,863,800
Zoetis, Inc.	40,000	1,307,600
		31,909,000
Industrials 12.7%
ADT Corp.	15,000	607,050
Babcock& Wilcox Co.	40,000	1,367,600
Boeing Co.	20,000	2,729,800
Canadian National Railway Co.	46,200	2,634,324
Deere & Co.	20,000	1,826,600

The accompanying notes are an integral part pf the financial statements.

		Value
	Shares	(Note 2)
General Dynamics Corp.	20,000	$1,911,000
General Electric Co.	100,000	2,803,000
Honeywell Int’l., Inc.	50,000	4,568,500
Northrop Grumman Corp.	12,500	1,432,625
Tyco Int’l. Ltd.	39,600	1,625,184
United Technologies Corp.	40,000	4,552,000
Verisk Analytics, Inc.*	30,000	1,971,600
		28,029,283
Information Technology 16.2%
Accenture PLC	28,000	2,302,160
Apple, Inc.	3,300	1,851,663
Broadcom Corp.	50,000	1,482,500
Check Point Software Technologies Ltd.*	40,000	2,580,800
Cisco Systems, Inc.	120,000	2,694,000
EMC Corp.	100,000	2,515,000
Intel Corp.	60,000	1,557,600
Int’l. Business Machines Corp.	15,000	2,813,550
KLA-Tencor Corp.	20,000	1,289,200
Microsoft Corp.	85,000	3,181,550
NetApp, Inc.	37,000	1,522,180
Riverbed Technology, Inc.*	84,000	1,518,720
Seagate Technology PLC	33,400	1,875,744
Synopsys, Inc.*	31,000	1,257,670
Texas Instruments, Inc.	85,000	3,732,350
Visa, Inc.	10,000	2,226,800
Western Union Co.	75,000	1,293,750
		35,695,237
Materials 3.3%
EI Du Pont de Nemours & Co.	40,000	2,598,800
Freeport-McMoRan Copper &Gold, Inc.	70,000	2,641,800
Praxair, Inc.	15,000	1,950,450
		7,191,050
Telecommunication Services 1.8%
Rogers Communications, Inc.	35,000	1,583,750
Verizon Communications, Inc.	50,000	2,457,000
		4,040,750
Utilities 0.1%
Entergy Corp.	5,000	316,350
Total Domestic Common Stocks (Cost $113,480,113)		204,748,089

Domestic Exchange Traded Funds 0.4%
Financials 0.4%
SPDR KBW Regional Banking (Cost $528,396)	25,000	1,015,250

Foreign Stocks & ADR’s 5.3%
Australia 0.8%
BHP Billiton Ltd. ADR	25,000	1,705,000

Germany 1.2%
SAP AG ADR	30,000	2,614,200

Mexico 0.5%
America Movil SAB de CV ADR	50,000	1,168,500

Netherlands 1.6%
ASML Holding NV ADR	12,000	1,124,400
Unilever NV ADR	60,000	2,413,800
		3,538,200
Spain 0.4%
Banco Bilbao Vizcaya Argentaria SA ADR	75,000	929,250

Switzerland 0.8%
ABB Ltd. ADR	3,000	79,680
Novartis AG ADR	20,000	1,607,600
		1,687,280
Total Foreign Stocks & ADR’s (Cost $8,729,614)		11,642,430

Institutional Money Market Funds1.4%
State Street Institutional US Government Money Market Fund (Cost $3,084,466)	3,084,466	3,084,466
Total Investments 99.9% (Cost $125,822,589)†		220,490,235
Other Assets in Excess of Liabilities 0.1%		140,601

Net Assets 100.0%		$220,630,836

*                 Non-income producing.

†                 Cost for federal income tax purposes is $126,026,674. At December 31, 2013 unrealized appreciation for federal income tax purposes aggregated $94,463,561 of which $96,681,377 related to appreciated securities and $2,217,816 related to depreciated securities.

ADR - American Depositary Receipt

SPDR - Standard & Poor’s Depository Receipts

The accompanying notes are an integral part of the financial statements.

Sentinel Variable Products Mid Cap Fund

(Unaudited)

Jason Ronovech, CFA Portfolio Manager Carole Hersam, CFA Portfolio Manager

Performance Highlights

The Sentinel Variable Products Mid Cap Fund returned 32.32% for the fiscal year ending December 31, 2013, compared to returns of 34.76% for the Russell Midcap Index, 33.50% for the Standard & Poor’s MidCap 400 Index , and 35.89% for the Morningstar Insurance Fund Mid-Cap Growth category during the same time period.

Equity Market Review

Equity markets continued their heady ascent, reaching all time highs as the fiscal year ended. Aggressive global monetary easing continued to coax investors towards riskier assets in search of higher returns, which in particular benefitted mid cap stocks. For the full fiscal year, small and mid capitalization stocks outperformed large capitalization stocks.

While intermittent concerns arose over the year - the debt ceiling crisis’ episodic blunders in January, May and October, early year concerns over the viability of the Euro, a possible Chinese economic slowdown - these were largely swept aside as economic data continued to slowly improve, corporate earnings showed resiliency and European concerns abated. Concerns on the timing and scope of the Federal Reserve’s moderating stance on its monetary policy remain, but domestic and international willingness to promote sturdier economic growth seem to suggest an ongoing period of government-facilitated low interest rates. Of late, economically sensitive sectors have handily outperformed the more defensive and yield-heavy sectors.

The best performing sectors in the Russell Midcap Index were Consumer Discretionary, Health Care, and Industrials, while Utilities, Telecommunication Services, and Materials underperformed.

Key Performance Attribution

2013 was a good year to be invested in mid cap securities as they outperformed large caps. Although we are pleased with the Fund’s return of 32.32%, it fell short of its benchmarks primarily as a result of our more conservative investment profile, which puts a premium on identifying quality companies with solid business models, selling at a discount to our price target. Unfortunately, these types of companies typically tend to underperform in strong up markets such as 2013.

In terms of performance relative to the Russell Midcap Index, stock selection and an underweight position in the Financials sector was the leading contributor during the year. The Fund’s underweight to real estate names as well as exposure to regional banks such as City National Corp. and East West Bancorp worked particularly well. In terms of absolute returns, the Consumer Discretionary sector was our top performing sector with the Fund’s sector exposure returning +47.63% compared to the benchmark’s sector return of +45.56%. Our positions in consumer durables & apparel names such as Hanesbrands and Jarden Corp. were standout performers during the year. The Energy sector was the Fund’s second best performing sector during the year, with our exposure returning 46.16% compared to the benchmark’s sector return of 29.17%.

Information Technology was our most challenging sector relative to the Russell Midcap Index with a Fund sector return of 22.55% compared to 36.55% for the benchmark sector. Software firm Nuance Communications and network equipment manufacturer F5 Networks

The Russell Midcap Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe.

The Standard & Poor’s MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. stock market. The market value-weighted index is based on 400 stocks chosen on the basis of market capitalization, liquidity and industry group representation.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

both experienced lower-than-expected demand for their products and declined on an absolute basis in a strong up market. The Industrials sector also experienced challenging relative performance with a return of 29.86% for the Fund’s sector exposure compared to 41.90% for the benchmark sector.

Portfolio Positioning and Outlook

Going into 2014, we are cautiously optimistic that we will see positive outcomes once again for equity markets and mid cap stocks although perhaps not as robust or consistent as those of 2013. We believe that 2014 could exhibit greater levels of volatility and lower levels of correlation as we enter the sixth year of the current economic and market cycle. We are encouraged by well capitalized corporate balance sheets to fund share repurchases, dividends, and acquisitions. Additionally, mid cap companies have tightly managed their operating and capital expenses, which could provide strong profit margin upside if we experience an acceleration in growth. On the cautious side, we are cognizant of current mid cap stock valuations relative to historic absolute and relative levels, as well as potential downside risks of global monetary stimulus and their uncertain long-term consequences. That said, we are entering 2014 with overweight positions in the Information Technology, Industrials and Consumer Discretionary sectors. We continue to underweight the Utilities, Financials and Consumer Staples sectors.

We will continue to focus on executing our fundamental stock selection and portfolio construction process. We believe that quality mid cap companies poised to benefit from improvements in their business model, leadership team, and industry positioning coupled with disciplined valuation analysis to identify favorable entry and exit points drives shareholder returns over time.

Thank you for your continued support.

/s/ Jason Ronovech	/s/ Carole Hersam

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. The prospectus containing this and other information is available from sentinelinvestments.com. Please read it carefully.

Growth of a $10,000 Investment

From December 31, 2003 through December 31, 2013

Average Annual Total Returns (as of December 31, 2013)

1 year	3 years	5 years	10 years
32.32%	15.49%	19.96%	7.25%

Inception Date of Fund - 11/30/00

The total annual operating expense ratio set forth in the prospectus dated April 30, 2013, as supplemented, for the Sentinel Variable Products Mid Cap Fund is 0.84%. The expense ratio shown in the Fund’s prospectus may differ from the actual expense ratios for the Fund’s latest fiscal year shown in the Financial Highlights statement in this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements.

Small and mid-sized company stocks can be more volatile than large company stocks.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than the securities held by other Sentinel Variable Products funds.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Russell Midcap Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe.

The Standard & Poor’s MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. stock market. The market value-weighted index is based on 400 stocks chosen on the basis of market capitalization, liquidity and industry group representation.

An investment cannot be made directly in an index.

Fund Profile (Unaudited)

at December 31, 2013

Top Sectors*

Sector	Percent of Net Assets
Consumer Discretionary	18.4%
Information Technology	18.0%
Industrials	17.5%
Financials	15.3%
Health Care	11.1%
Energy	6.8%
Materials	4.3%
Consumer Staples	3.6%
Utilities	1.6%

Top 10 Holdings**

Description	Percent of Net Assets
Quanta Services, Inc.	2.2%
Dentsply Int’l., Inc.	2.1%
Foot Locker, Inc.	2.0%
Riverbed Technology, Inc.	1.9%
Nuance Communications, Inc.	1.8%
Jarden Corp.	1.8%
Altera Corp.	1.8%
John Wiley & Sons, Inc.	1.7%
ITC Holdings Corp.	1.6%
Microchip Technology, Inc.	1.5%
Total of Net Assets	18.4%

*“Top Sectors” includes Domestic Common Stocks, Foreign Stocks & ADR’s and Real Estate Investment Trusts.

**“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at December 31, 2013

		Value
	Shares	(Note 2)
Domestic Common Stocks 90.9%
Consumer Discretionary 18.4%
Ascena Retail Group, Inc.*	9,870	$208,849
BorgWarner, Inc.	4,420	247,122
Dick’s Sporting Goods, Inc.	4,160	241,696
Dollar Tree, Inc.*	4,650	262,353
Foot Locker, Inc.	9,000	372,960
Hanesbrands, Inc.	3,950	277,567
Jarden Corp.*	5,435	333,437
John Wiley & Sons, Inc.	5,850	322,920
Life Time Fitness, Inc.*	300	14,100
LKQ Corp.*	8,570	281,953
Morningstar, Inc.	2,040	159,304
Penn National Gaming, Inc.*	9,600	137,568
PVH Corp.	1,650	224,433
Texas Roadhouse, Inc.	5,100	141,780
Tractor Supply Co.	2,360	183,089
		3,409,131
Consumer Staples 3.6%
Church & Dwight Co., Inc.	3,940	261,143
Energizer Holdings, Inc.	2,120	229,469
Flowers Foods, Inc.	8,125	174,444
		665,056
Energy 6.8%
Core Laboratories NV	810	154,670
Denbury Resources, Inc.*	8,400	138,012
Dril-Quip, Inc.*	1,670	183,583
Range Resources Corp.	2,200	185,482
SM Energy Co.	2,200	182,842
Superior Energy Services, Inc.*	8,386	223,151
Tidewater, Inc.	3,350	198,555
		1,266,295
Financials 12.2%
Affiliated Managers Group, Inc.*	1,010	219,049
City National Corp.	2,900	229,738
East West Bancorp, Inc.	6,420	224,507
Everest Re Group Ltd.	1,700	264,979
HCC Insurance Holdings, Inc.	4,250	196,095
Invesco Ltd.	6,640	241,696
Raymond James Financial, Inc.	5,100	266,169
Signature Bank*	1,970	211,617
WR Berkley Corp.	4,600	199,594
Zions Bancorporation	6,880	206,125
		2,259,569
Health Care 10.0%
Dentsply Int’l., Inc.	7,900	382,992
Henry Schein, Inc.*	1,620	185,101
IDEXX Laboratories, Inc.*	1,810	192,530
Illumina, Inc.*	1,060	117,257
Masimo Corp.*	4,730	138,258
MEDNAX, Inc.*	5,100	272,238
Resmed, Inc.	3,780	177,962
Techne Corp.	2,070	195,967
Varian Medical Systems, Inc.*	2,310	179,464
		1,841,769
Industrials 17.5%
Ametek, Inc.	4,765	250,973
B/E Aerospace, Inc.*	2,880	250,646
Cintas Corp.	3,310	197,243
Flowserve Corp.	2,630	207,323
Genesee & Wyoming, Inc.*	2,400	230,520
IHS, Inc.*	2,090	250,173
Jacobs Engineering Group, Inc.*	3,950	248,810
Masco Corp.	6,400	145,728
Quanta Services, Inc.*	12,650	399,234
Regal Beloit Corp.	3,270	241,064
Ritchie Bros Auctioneers, Inc.	6,520	149,504
Roper Industries, Inc.	1,670	231,596
Stericycle, Inc.*	1,978	229,784
Waste Connections, Inc.	4,600	200,698
		3,233,296
Information Technology 16.5%
Altera Corp.	10,100	328,553
Dolby Laboratories, Inc.*	6,330	244,085

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
FLIR Systems, Inc.	4,040	$121,604
Informatica Corp.*	5,560	230,740
Microchip Technology, Inc.	6,330	283,268
Nuance Communications, Inc.*	22,000	334,400
ON Semiconductor Corp.*	21,400	176,336
Open Text Corp.	2,930	269,443
Plantronics, Inc.	4,040	187,658
Riverbed Technology, Inc.*	19,130	345,870
Semtech Corp.*	4,430	111,990
Skyworks Solutions, Inc.*	9,700	277,032
Trimble Navigation Ltd.*	4,090	141,923
		3,052,902
Materials 4.3%
Airgas, Inc.	1,210	135,338
AptarGroup, Inc.	3,100	210,211
Rockwood Holdings, Inc.	2,700	194,184
Steel Dynamics, Inc.	13,450	262,813
		802,546
Utilities 1.6%
ITC Holdings Corp.	3,050	292,251
Total Domestic Common Stocks (Cost $11,005,147)		16,822,815

Foreign Stocks & ADR’s 2.6%
Israel 1.5%
NICE Systems Ltd. ADR	6,870	281,395

United Kingdom 1.1%
Shire Ltd. ADR	1,360	192,155
Total Foreign Stocks & ADR’s (Cost $303,651)		473,550

Real Estate Investment Trusts 3.1%
Financials 3.1%
Digital Realty Trust, Inc.(a)	2,700	132,624
Federal Realty Investment Trust	500	50,705
Gaming and Leisure Properties, Inc.*	3,940	200,191
Home Properties, Inc.(a)	3,700	198,394
Total Real Estate Investment Trusts (Cost $551,575)		581,914

Institutional Money Market Funds 3.3%
State Street Institutional US Government Money Market Fund (Cost $603,182)	603,182	603,182
Total Investments 99.9% (Cost $12,463,555)†		18,481,461

Other Assets in Excess of Liabilities 0.1%		17,423

Net Assets 100.0%		$18,498,884

*                 Non-income producing

†                 Cost for federal income tax purposes is $12,526,988. At December 31, 2013 unrealized appreciation for federal income tax purposes aggregated $5,954,473 of which $6,119,531 related to appreciated securities and $165,058 related to depreciated securities.

(a)         Return of capital paid during the fiscal period.

ADR - American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Sentinel Variable Products Small Company Fund

(Unaudited)

Jason Ronovech, CFA Portfolio Manager Carole Hersam, CFA Portfolio Manager

Performance Highlights

The Sentinel Variable Products Small Company Fund returned 34.72% for the fiscal year ending December 31, 2013, compared to a return of 38.82% for the Russell 2000 Index and a return of 41.31% for the Standard & Poor’s SmallCap 600 Index. The Morningstar Insurance Fund Small Growth category posted an average return of 42.26% for the same period.

Equity Market Review

Equity markets continued their heady ascent, reaching all time highs as the fiscal year ended. Aggressive global monetary easing continued to coax investors towards riskier assets in search of higher returns, which in particular benefitted small capitalization stocks. For the full fiscal year, small and mid capitalization stocks outperformed large capitalization stocks.

While intermittent concerns arose over the year - the debt ceiling crisis’ episodic blunders in January, May and October, early year concerns over the viability of the Euro, a possible Chinese economic slowdown - these were largely swept aside as economic data continued to slowly improve, corporate earnings showed resiliency and European concerns abated. Concerns on the timing and scope of the Federal Reserve’s moderating stance on its monetary policy remain, but domestic and international willingness to promote sturdier economic growth seem to suggest an ongoing period of government-facilitated low interest rates. Of late, economically sensitive sectors have handily outperformed the more defensive and yield-heavy sectors.

Against this backdrop, the best performing sectors in the Russell 2000 Index during the year were Health Care, Consumer Staples, and Consumer Discretionary, while Utilities, Materials, and Telecommunication Services underperformed.

Key Performance Attribution

2013 was a good year to be invested in small cap securities as they handily outperformed both mid caps and large caps. Although we are pleased with the Fund’s return of 34.72%, it fell short of its benchmarks primarily as a result of employing our high-quality small cap growth strategy which puts a premium on identifying quality companies with solid business models, selling at a discount to our price target. Unfortunately, non-earners, less liquid micro-caps and higher beta* small cap companies led the indices for much of the year resulting in less favorable comparisons.

In terms of performance relative to the Russell 2000 Index, stock selection and an underweight position in the Financials sector was the leading contributor to relative returns. In particular, our positions in boutique investment banking advisory firm Evercore Partners, Inc. and California-based bank SVB Financial Group were standout performers as was our holding in electronic trading firm MarketAxess. Stock selection within the Energy and Materials sectors also contributed meaningfully to relative performance. Within Energy, our exposure to Stone Energy and Dril-Quip was additive to performance, while the Fund’s Materials exposure in steel producer Steel Dynamics and specialty chemicals manufacturer Rockwood Holdings, Inc. contributed nicely to relative returns.

* Alpha: measures the difference between a fund’s actual returns and its expected performance, given its level of risk (as measured by beta).

Beta: is a measure of a fund’s sensitivity to market movements. A portfolio with a beta greater than 1 is more volatile than the market, and a portfolio with a beta less than 1 is less volatile than the market.

The Russell 2000 Index is an unmanaged index that measures the performance of 2000 small-cap companies within the U.S. equity universe.

The Standard & Poor’s SmallCap 600 Index is an unmanaged index that measures the performance of 600 small-cap companies with market capitalization of $300 million to $1.5 billion within the U.S. equity universe.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Health Care was our most challenging sector relative to the Russell 2000 Index with the Fund’s sector exposure returning 24.68% compared to a 50.94% return for the benchmark’s Health Care holdings. Our lack of exposure to non-earners in the biotechnology industry negatively impacted performance. Additionally, medical device manufacturers Volcano and Integra Life Sciences experienced company-specific challenges meeting their financial targets and underperformed in a strong up market. We exited both positions. The Industrials sector also experienced challenging relative performance with a return of 34.24% for the Fund’s sector exposure compared to a 43.11% return for the benchmark’s Industrials holdings. Similar to Health Care dynamics, we believe our more high-quality growth and lower beta bias hampered relative returns in a strong up market.

Portfolio Positioning and Outlook

Going into 2014, we are cautiously optimistic that we will see positive outcomes once again for equity markets and small cap stocks, although perhaps not as robust or consistent as those of 2013. We believe that 2014 could exhibit greater levels of volatility and lower levels of correlation as we enter the sixth year of the current economic and market cycle. We are encouraged by well capitalized corporate balance sheets to fund share repurchases, dividends, and acquisitions. Additionally, small cap companies have tightly managed their operating and capital expenses, which could provide strong profit margin upside if we experience an acceleration in growth. On the cautious side, we are cognizant of current small cap stock valuations relative to historic absolute and relative levels, as well as potential downside risks of global monetary stimulus and their uncertain long-term consequences. As such, we are currently overweight the Consumer Discretionary, Industrials and Information Technology sectors, while continuing to be underweight Health Care and Financials stocks.

We will continue to focus on executing our fundamental stock selection and portfolio construction process. We believe that quality small cap companies poised to benefit from improvements in their business model, leadership team, and industry positioning coupled with disciplined valuation analysis to identify, what we believe to be, favorable entry and exit points drives shareholder returns over time.

Thank you for your continued support.

/s/ Jason Ronovech	/s/ Carole Hersam

Performance Notes (Unaudited)

Graph ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of such charges, total returns would have been lower. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Before investing, carefully consider a fund’s objectives, risks, charges and expenses. The prospectus containing this and other information is available from sentinelinvestments.com. Please read it carefully.

Growth of a $10,000 Investment

From December 31, 2003 through December 31, 2013

Average Annual Total Returns (as of December 31, 2013)

1 year	3 years	5 years	10 years
34.72%	15.64%	19.46%	10.06%

Inception Date of Fund - 11/30/00

The total annual operating expense ratio set forth in the prospectus dated April 30, 2013, as supplemented, for the Sentinel Variable Products Small Company Fund is 0.75%. The expense ratio shown in the Fund’s prospectus may differ from the actual expense ratios for the Fund’s latest fiscal year shown in the Financial Highlights statement in this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements.

Small company stocks can be more volatile than large company stocks.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than the securities held by other Sentinel Variable Products funds.

The data shown in these graphs and tables do not reflect the effect of any taxes on fund distributions or redemptions.

The Russell 2000 Index is an unmanaged index that measures the performance of 2000 small-cap companies within the U.S. equity universe.

The Standard & Poor’s SmallCap 600 Index is an unmanaged index that measures the performance of 600 small-cap companies with market capitalization of $300 million to $1.5 billion within the U.S. equity universe.

An investment cannot be made directly in an index.

Fund Profile (Unaudited)

at December 31, 2013

Top Sectors*

Sector	Percent of Net Assets
Information Technology	21.0%
Consumer Discretionary	18.2%
Financials	18.0%
Industrials	17.6%
Health Care	7.6%
Energy	6.4%
Materials	5.9%
Consumer Staples	2.4%
Utilities	1.2%

Top 10 Holdings**

Description	Percent of Net Assets
John Wiley & Sons, Inc.	1.8%
Riverbed Technology, Inc.	1.7%
Evercore Partners, Inc.	1.6%
NICE Systems Ltd.	1.6%
Steel Dynamics, Inc.	1.5%
Wabtec Corp.	1.5%
Open Text Corp.	1.5%
Toro Co.	1.5%
Stifel Financial Corp.	1.4%
Esterline Technologies Corp.	1.4%
Total of Net Assets	15.5%

*“Top Sectors” includes Domestic Common Stocks, Foreign Stocks & ADRs and Real Estate Investment Trusts.

**“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities

at December 31, 2013

		Value
	Shares	(Note 2)
Domestic Common Stocks 92.1%
Consumer Discretionary 18.2%
Aaron’s, Inc.	23,800	$699,720
Ascena Retail Group, Inc.*	34,250	724,730
BJ’s Restaurants, Inc.*	12,600	391,356
Buffalo Wild Wings, Inc.*	4,070	599,104
Dana Holding Corp.	42,400	831,888
Express, Inc.*	27,420	511,932
Hillenbrand, Inc.	24,400	717,848
Iconix Brand Group, Inc.*	18,850	748,345
John Wiley & Sons, Inc.	19,700	1,087,440
Life Time Fitness, Inc.*	15,300	719,100
Men’s Wearhouse, Inc.	4,900	250,292
Monro Muffler Brake, Inc.	11,050	622,778
Morningstar, Inc.	7,070	552,096
Penn National Gaming, Inc.*	32,600	467,158
Steven Madden Ltd.*	18,360	671,792
Texas Roadhouse, Inc.	17,700	492,060
Vitamin Shoppe, Inc.*	13,780	716,698
Wolverine World Wide, Inc.	14,200	482,232
		11,286,569
Consumer Staples 2.4%
Casey’s General Stores, Inc.	8,600	604,150
Flowers Foods, Inc.	23,115	496,279
Hain Celestial Group, Inc.*	4,100	372,198
		1,472,627
Energy 6.4%
Comstock Resources, Inc.	27,260	498,585
Dril-Quip, Inc.*	7,456	819,638
Oasis Petroleum, Inc.*	13,910	653,353
Stone Energy Corp.*	14,192	490,901
Superior Energy Services, Inc.*	27,180	723,260
Tidewater, Inc.	13,150	779,401
		3,965,138
Financials 13.4%
City National Corp.	10,100	800,122
East West Bancorp, Inc.	24,850	869,005
Endurance Specialty
Holdings Ltd.	7,700	451,759
Evercore Partners, Inc.	16,700	998,326
HCC Insurance Holdings, Inc.	15,100	696,714
MarketAxess Holdings, Inc.	7,490	500,856
Portfolio Recovery Associates, Inc.*	15,900	840,156
ProAssurance Corp.	12,800	620,544
Prosperity Bancshares, Inc.	12,600	798,714
Stifel Financial Corp.*	18,800	900,896
SVB Financial Group*	7,870	825,248
		8,302,340
Health Care 7.6%
Haemonetics Corp.*	16,280	685,876
ICON PLC*	15,670	633,225
Magellan Health Services, Inc.*	8,140	487,667
Masimo Corp.*	16,250	474,988
Myriad Genetics, Inc.*	24,010	503,730
NuVasive, Inc.*	19,070	616,533
Sirona Dental Systems, Inc.*	9,260	650,052
Techne Corp.	7,270	688,251
		4,740,322
Industrials 17.6%
Actuant Corp.	17,400	637,536
Clarcor, Inc.	13,700	881,595
Clean Harbors, Inc.*	4,200	251,832
Esterline Technologies Corp.*	8,650	881,954
Genesee & Wyoming, Inc.*	8,170	784,729
Healthcare Services Group, Inc.	30,880	876,066
Hub Group Inc.*	13,550	540,374
II-VI, Inc.*	23,400	411,840
Knight Transportation, Inc.	33,900	621,726
Middleby Corp.*	2,500	599,925
MYR Group, Inc.*	24,400	611,952
Regal Beloit Corp.	11,110	819,029

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
Ritchie Bros Auctioneers, Inc.	22,270	$510,651
Toro Co.	14,310	910,116
Wabtec Corp.	12,720	944,714
Waste Connections, Inc.	15,000	654,450
		10,938,489
Information Technology 19.4%
Diodes, Inc.*	23,470	552,953
Finisar Corp.*	21,000	502,320
Hittite Microwave Corp.*	9,550	589,522
j2 Global, Inc.	12,960	648,130
Jack Henry & Associates, Inc.	10,340	612,231
Micros Systems, Inc.*	10,430	598,369
NeuStar, Inc.*	12,950	645,687
ON Semiconductor Corp.*	64,100	528,184
Open Text Corp.	10,170	935,233
OSI Systems, Inc.*	7,430	394,607
Plantronics, Inc.	16,000	743,200
Power Integrations, Inc.	8,710	486,192
Progress Software Corp.*	24,070	621,728
Qlik Technologies, Inc.*	21,090	561,627
QLogic Corp.*	56,480	668,158
RF Micro Devices, Inc.*	56,700	292,572
Riverbed Technology, Inc.*	57,990	1,048,459
Rofin-Sinar Technologies, Inc.*	25,000	675,500
Sapient Corp.*	33,730	585,553
Semtech Corp.*	15,110	381,981
		12,072,206
Materials 5.9%
AptarGroup, Inc.	11,000	745,910
Greif, Inc.	10,100	529,240
Rockwood Holdings, Inc.	9,250	665,260
Sensient Technologies Corp.	16,330	792,331
Steel Dynamics, Inc.	48,620	950,035
		3,682,776
Utilities 1.2%
Atmos Energy Corp.	17,130	778,045
Total Domestic Common Stocks (Cost $37,973,861)		57,238,512

Foreign Stocks & ADR’s 1.6%
Israel 1.6%
NICE Systems Ltd. ADR (Cost $663,629)	23,800	974,848

Real Estate Investment Trusts 4.6%
Financials 4.6%
BioMed Realty Trust, Inc.(a)	40,310	730,417
Corporate Office Properties Trust(a)	31,580	748,130
Gaming and Leisure Properties, Inc.*	13,580	690,000
Home Properties, Inc.(a)	13,110	702,958
Total Real Estate Investment Trusts (Cost $2,484,667)		2,871,505

Institutional Money Market Funds 1.8%
State Street Institutional US Government Money Market Fund (Cost $1,110,472)	1,110,472	1,110,472
Total Investments 100.1% (Cost $42,232,629)†		62,195,337

Excess of Liabilities Over Other Assets (0.1)%		(61,687)

Net Assets 100.0%		$62,133,650

*                 Non-income producing.

†                 Cost for federal income tax purposes is $42,529,715. At December 31, 2013 unrealized appreciation for federal income tax purposes aggregated $19,665,622 of which $19,936,101 related to appreciated securities and $270,479 related to depreciated securities.

(a)         Return of capital paid during the fiscal period.

ADR   - American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Page intentionally left blank.

Statement of Assets and Liabilities

at December 31, 2013

	SVP	SVP	SVP
	Balanced	Bond	Common Stock
	Fund	Fund	Fund
Assets
Investments at value	$16,461,934	$60,644,265	$220,490,235
Cash collateral with futures commission merchant	—	485,727	—
Receivable for securities sold	6,323	—	88,544
Receivable for fund shares sold	1,561	20,723	13,641
Receivable for interest	15,665	579,532	—
Receivable for dividends	13,300	—	312,732
Receivable for dividend tax reclaims	227	—	13,969
Variation margin receivable on futures contracts	—	8,125	—
Total Assets	16,499,010	61,738,372	220,919,121

Liabilities
Payable to custodian bank	39	—	502
Payable for fund shares repurchased	23,533	20,747	105,814
Accrued expenses	10,715	27,441	72,005
Management fee payable	7,630	20,918	91,515
Fund service fee payable	1,387	5,230	18,449
Total Liabilities	43,304	74,336	288,285
Net Assets	$16,455,706	$61,664,036	$220,630,836
Shares Outstanding	1,216,187	6,327,071	11,996,902
Net Asset Value and Maximum Offering Price Per Share	$13.53	$9.75	$18.39

Net Assets Represent
Shares of beneficial interest at par value	$1,216	$6,327	$11,997
Paid-in capital	11,452,774	62,276,977	122,312,372
Accumulated undistributed net investment income (loss)	884	—	(5,987)
Accumulated undistributed net realized gain (loss) on investments and foreign exchange	166,696	(186,951)	3,644,815
Unrealized appreciation (depreciation) of investments and foreign exchange	4,834,136	(432,317)	94,667,639
Net Assets	$16,455,706	$61,664,036	$220,630,836
Investments at Cost	$11,627,798	$61,118,138	$125,822,589

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

	SVP	SVP
	Mid Cap	Small Company
	Fund	Fund
Assets
Investments at value	$18,481,461	$62,195,337
Receivable for securities sold	45,319	128,709
Receivable for fund shares sold	—	13
Receivable for dividends	8,801	52,756
Receivable for litigation settlements	—	4,621
Receivable from Fund Advisor	—	110
Total Assets	18,535,581	62,381,546

Liabilities
Payable for securities purchased	13,983	142,858
Payable for fund shares repurchased	1,697	46,501
Accrued expenses	11,800	27,320
Management fee payable	7,681	26,014
Fund service fee payable	1,536	5,203
Total Liabilities	36,697	247,896
Net Assets	$18,498,884	$62,133,650
Shares Outstanding	1,232,028	3,806,437
Net Asset Value and Maximum Offering Price Per Share	$15.01	$16.32

Net Assets Represent
Shares of beneficial interest at par value	$1,232	$3,806
Paid-in capital	12,339,933	42,042,275
Accumulated undistributed net investment income (loss)	—	—
Accumulated undistributed net realized gain (loss) on investments and foreign exchange	139,813	124,861
Unrealized appreciation (depreciation) of investments and foreign exchange	6,017,906	19,962,708
Net Assets	$18,498,884	$62,133,650
Investments at Cost	$12,463,555	$42,232,629

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the fiscal year ended December 31, 2013

	SVP		SVP	SVP
	Balanced		Bond	Common Stock
	Fund		Fund	Fund
Investment Income
Dividends	$240,779	*	$4	$4,712,063	*
Interest	110,012		2,106,166	844
Total Income	350,791		2,106,170	4,712,907

Expenses
Management advisory fee	86,130		254,578	1,060,673
Transfer agent fees	5,775		5,850	5,800
Custodian fees	6,200		12,500	12,750
Accounting and administration services	15,660		63,645	213,483
Auditing fees	7,900		18,400	56,000
Legal fees	4,200		15,750	56,500
Printing fees	4,750		30,000	55,000
Trustees’ and Chief Compliance Officer’s fees and expenses	3,750		15,850	50,750
Other	2,567		11,757	31,502
Total Expenses	136,932		428,330	1,542,458
Net Investment Income (Loss)	213,859		1,677,840	3,170,449

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions or Translations
Net realized gain (loss) from:
Investments	938,577		66,236	15,385,398
Futures contracts	—		37,297	—
Foreign currency transactions	(21)		—	(179)
Net realized gain (loss)	938,556		103,533	15,385,219
Net change in unrealized appreciation (depreciation) during the period:
Investments	1,533,303		(2,129,500)	39,769,241
Futures contracts	—		41,556	—
Foreign currency translations	10		—	148
Net change in unrealized appreciation (depreciation)	1,533,313		(2,087,944)	39,769,389
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions or Translations	2,471,869		(1,984,411)	55,154,608
Net Increase (Decrease) in Net Assets from Operations	$2,685,728		$(306,571)	$58,325,057

*Net of foreign tax withholding of $1,893 in the SVP Balanced Fund and $46,983 in the SVP Common Stock Fund.

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

	SVP		SVP
	Mid Cap		Small Company
	Fund		Fund
Investment Income
Dividends	$158,101	*	$527,672	*
Interest	142		626
Total Income	158,243		528,298

Expenses
Management advisory fee	85,147		298,332
Transfer agent fees	5,900		5,925
Custodian fees	8,300		18,000
Accounting and administration services	17,029		59,667
Auditing fees	9,500		19,250
Legal fees	4,800		17,500
Printing fees	4,750		33,000
Trustees’ and Chief Compliance Officer’s fees and expenses	4,150		14,500
Other	2,641		10,434
Total Expenses	142,217		476,608
Net Investment Income (Loss)	16,026		51,690

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from Investments	2,294,568		8,967,365
Net change in unrealized appreciation (depreciation) during the period:
Investments	2,434,789		8,638,282
Net Realized and Unrealized Gain (Loss) on Investments	4,729,357		17,605,647
Net Increase (Decrease) in Net Assets from Operations	$4,745,383		$17,657,337

*Net of foreign tax withholding of $1,778 in the SVP Mid Cap Fund and $6,207 in the SVP Small Company Fund.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	SVP		SVP		SVP
	Balanced		Bond		Common Stock
	Fund		Fund		Fund
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/13	12/31/12	12/31/13	12/31/12	12/31/13	12/31/12
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$213,859	$233,159	$1,677,840	$1,441,400	$3,170,449	$3,497,153
Net realized gain (loss) on sales of investments, futures contracts and foreign currency transactions	938,556	917,618	103,533	2,483,321	15,385,219	8,347,262
Net change in unrealized appreciation (depreciation)	1,533,313	526,521	(2,087,944)	549,455	39,769,389	16,710,873
Net increase (decrease) in net assets from operations	2,685,728	1,677,298	(306,571)	4,474,176	58,325,057	28,555,288

Distributions to Shareholders
From net investment income	(244,208)	(294,321)	(1,941,253)	(2,000,576)	(3,163,102)	(3,505,139)
From net realized gain on investments and foreign currency transactions	(772,485)	(859,949)	—	(1,930,932)	(14,254,659)	(3,953,060)
Return of capital	—	—	—	(16,977)	—	—
Total distributions to shareholders	(1,016,693)	(1,154,270)	(1,941,253)	(3,948,485)	(17,417,761)	(7,458,199)

From Share Transactions (see note 5)
Net proceeds from sales of shares	2,101,048	2,794,781	4,181,636	4,139,844	5,793,602	5,174,141
Net asset value of shares in reinvestment of dividends and distributions	1,016,693	1,154,270	1,941,253	3,948,485	17,417,761	7,458,199
	3,117,741	3,949,051	6,122,889	8,088,329	23,211,363	12,632,340
Less: Payments for shares reacquired	(2,764,510)	(4,964,385)	(10,523,645)	(11,432,237)	(40,737,694)	(33,247,303)
Increase (decrease) in net assets from capital share transactions	353,231	(1,015,334)	(4,400,756)	(3,343,908)	(17,526,331)	(20,614,963)
Total Increase (Decrease) in Net Assets for period	2,022,266	(492,306)	(6,648,580)	(2,818,217)	23,380,965	482,126
Net Assets: Beginning of period	14,433,440	14,925,746	68,312,616	71,130,833	197,249,871	196,767,745
Net Assets: End of period	$16,455,706	$14,433,440	$61,664,036	$68,312,616	$220,630,836	$197,249,871
Undistributed Net Investment Income (Loss) at End of Period	$884	$—	$—	$—	$(5,987)	$(13,091)

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

	SVP		SVP
	Mid Cap		Small Company
	Fund		Fund
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/13	12/31/12	12/31/13	12/31/12
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$16,026	$33,906	$51,690	$260,610
Net realized gain (loss) on sales of investments	2,294,568	1,377,878	8,967,365	6,911,706
Net change in unrealized appreciation (depreciation)	2,434,789	473,389	8,638,282	(1,080,100)
Net increase (decrease) in net assets from operations	4,745,383	1,885,173	17,657,337	6,092,216

Distributions to Shareholders
From net investment income	(15,637)	(35,555)	(44,913)	(260,596)
From net realized gain on investments	(1,731,660)	—	(8,863,980)	(7,075,460)
Total distributions to shareholders	(1,747,297)	(35,555)	(8,908,893)	(7,336,056)

From Share Transactions (see note 5)
Net proceeds from sales of shares	1,521,104	1,274,918	3,315,715	2,310,498
Net asset value of shares in reinvestment of dividends and distributions	1,747,297	35,555	8,908,893	7,336,056
	3,268,401	1,310,473	12,224,608	9,646,554
Less: Payments for shares reacquired	(3,149,210)	(3,912,806)	(13,344,462)	(10,567,547)
Increase (decrease) in net assets from capital share transactions	119,191	(2,602,333)	(1,119,854)	(920,993)
Total Increase (Decrease) in Net Assets for period	3,117,277	(752,715)	7,628,590	(2,164,833)
Net Assets: Beginning of period	15,381,607	16,134,322	54,505,060	56,669,893
Net Assets: End of period	$18,498,884	$15,381,607	$62,133,650	$54,505,060
Undistributed Net Investment Income (Loss) at End of Period	$—	$—	$—	$—

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Selected per share data and ratios. Selected data for a share of beneficial interest outstanding throughout each fiscal period.

			Income from Investment Operations			Less Distributions
				Net gains or
	Fiscal	Net asset	Net	losses on		Dividends	Distributions
	year	value,	investment	securities (both	Total from	(from net	(from			Net asset
SVP	(period	beginning	income	realized and	investment	investment	realized	Return of	Total	value, end
Fund	ended)	of period	(loss)^	unrealized)^	operations	income)	gains)	capital	distributions	of period
Balanced
	12/31/09	$9.13	$0.20	$1.76	$1.96	$0.27	$—	$—	$0.27	$10.82
	12/31/10	10.82	0.18	1.14	1.32	0.19	—	—	0.19	11.95
	12/31/11	11.95	0.21	0.28	0.49	0.30	0.32	—	0.62	11.82
	12/31/12	11.82	0.19	1.16	1.35	0.27	0.77	—	1.04	12.13
	12/31/13	12.13	0.18	2.10	2.28	0.21	0.67	—	0.88	13.53
Bond
	12/31/09	9.92	0.49	0.61	1.10	0.54	0.50	—	1.04	9.98
	12/31/10	9.98	0.33	0.40	0.73	0.39	0.53	—	0.92	9.79
	12/31/11	9.79	0.29	0.40	0.69	0.35	—	0.07	0.42	10.06
	12/31/12	10.06	0.22	0.44	0.66	0.31	0.31	—	0.62	10.10
	12/31/13	10.10	0.26	(0.29)	(0.03)	0.32	—	—	0.32	9.75
Common Stock
	12/31/09	9.44	0.15	2.47	2.62	0.16	—	—	0.16	11.90
	12/31/10	11.90	0.16	1.72	1.88	0.17	—	—	0.17	13.61
	12/31/11	13.61	0.20	0.09	0.29	0.22	—	—	0.22	13.68
	12/31/12	13.68	0.26	1.80	2.06	0.28	0.31	—	0.59	15.15
	12/31/13	15.15	0.26	4.52	4.78	0.28	1.26	—	1.54	18.39
Mid Cap
	12/31/09	6.70	0.01	2.04	2.05	0.01	—	—	0.01	8.74
	12/31/10	8.74	—	2.06	2.06	0.01	—	—	0.01	10.79
	12/31/11	10.79	—	0.39	0.39	—	—	—	0.00	11.18
	12/31/12	11.18	0.03	1.35	1.38	0.03	—	—	0.03	12.53
	12/31/13	12.53	0.01	4.03	4.04	0.01	1.55	—	1.56	15.01
Small Company
	12/31/09	9.30	0.02	2.51	2.53	0.05	—	—	0.05	11.78
	12/31/10	11.78	—	2.80	2.80	0.01	—	—	0.01	14.57
	12/31/11	14.57	(0.01)	0.45	0.44	—	0.37	—	0.37	14.64
	12/31/12	14.64	0.07	1.58	1.65	0.08	2.08	—	2.16	14.13
	12/31/13	14.13	0.01	4.88	4.89	0.01	2.69	—	2.70	16.32

Amounts designated as “-” are either zero or represent less than $0.005 or $(0.005).

The accompanying notes are an integral part of the financial statements.

		Ratios/Supplemental Data
				Ratio of net
		Net assets at	Ratio of	investment
		end of	expenses to	income (loss) to	Portfolio
SVP	Total return	period (000	average net	average net	turnover
Fund	(%)*	omitted)	assets (%)	assets (%)	rate (%)
Balanced
	21.47	$16,380	0.86	2.03	90
	12.19	18,739	0.85	1.62	197
	4.05	14,926	0.83	1.70	159
	11.44	14,433	0.83	1.46	175
	18.88	16,456	0.87	1.37	220
Bond
	11.08	64,687	0.64	4.57	241
	7.33	65,967	0.63	3.17	607
	7.04	71,131	0.63	2.89	539
	6.53	68,313	0.63	2.07	499
	(0.33)	61,664	0.67	2.64	256
Common Stock
	27.75	202,688	0.71	1.45	10
	15.80	215,237	0.70	1.32	9
	2.10	196,768	0.69	1.47	5
	15.10	197,250	0.70	1.73	0	#
	31.73	220,631	0.72	1.49	8
Mid Cap
	30.60	15,504	0.84	0.13	51
	23.51	17,558	0.81	0.05	32
	3.62	16,134	0.83	(0.03)	45
	12.34	15,382	0.84	0.21	26
	32.32	18,499	0.84	0.09	40
Small Company
	27.15	60,992	0.76	0.23	41
	23.74	66,616	0.75	0.04	30
	3.02	56,670	0.75	(0.09)	30
	11.44	54,505	0.75	0.46	48
	34.72	62,134	0.80	0.09	47

^	Calculated based upon average shares outstanding.
*

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and a redemption on the last day of the period. Total return does not include any fees, charges or expenses imposed by your insurance company, the issuer of variable annuity and life insurance contracts for which the funds serve as underlying investment vehicles. Total returns would have been lower in applicable years where the Funds’ investment advisor had not waived a portion of its fee.

#	Represents less than 0.5%.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

(1) Organization:

The Sentinel Variable Products Trust (the “Trust”) is an open-end investment company, registered under the Investment Company Act of 1940 as amended, which continuously offers its shares to separate accounts of insurance companies to serve as investment vehicles for variable life insurance policies and annuity contracts. The Trust consists of five separate and distinct funds: Sentinel Variable Products Balanced Fund, Sentinel Variable Products Bond Fund, Sentinel Variable Products Common Stock Fund, Sentinel Variable Products Mid Cap Fund and Sentinel Variable Products Small Company Fund, all of which are diversified. The five funds of the Trust are referred to hereinafter collectively as the “Funds”, and individually as a “Fund.”

(2) Significant Accounting Policies:

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements that affect the reported amounts and disclosures on the financial statements. Actual results could differ from the estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

A. Security Valuation:

Equity securities that are traded on a national or foreign securities exchange and over-the-counter (“OTC”) securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day that the NYSE is open for business. Foreign equity securities traded on a foreign securities exchange are subject to fair value pricing when appropriate, using valuations provided by an independent pricing service. Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices. OTC securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed-income securities with original maturities of greater than 60 days, including short-term securities with more than 60 days left to maturity, are valued on the basis of valuations provided by an independent pricing service. The mean between the bid and asked prices is generally used for valuation purposes. Short-term securities with original maturities of less than 60 days are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. Investments in mutual funds are valued at the net asset value per share on the day of valuation. Investments in exchange traded derivatives are valued at the settlement price determined by the relevant exchange. Investments in non-exchange traded derivatives are valued on the basis of prices supplied by an independent pricing service, if available, or quotes obtained from brokers and dealers. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund’s pricing time but after the close of the securities’ primary markets, will be fair valued under procedures adopted by the Funds’ Board of Directors (the “Board”). The Board has delegated this responsibility to the Sentinel Valuation Committee (the “Valuation Committee”), established by Sentinel Asset Management, Inc. (“SAMI”), a subsidiary of NLV Financial Corporation, and subject to its review and supervision.

The Funds may use one or more independent pricing services, as approved by the Board. Such independent pricing services shall provide their daily evaluations directly to the Funds’ custodian bank and fund accounting service provider, State Street Bank and Trust Company (“SSB”). Sentinel Administrative Services, Inc. (“SASI”), the Funds’ administrator and a subsidiary of SAMI, shall have an oversight role over the daily accounting process. Portfolio securities for which market quotations are readily available shall be valued at current market value; other securities and assets shall be valued at fair value as determined in good faith by SAMI, which may act through its Valuation Committee, subject to the overall oversight of the Board or its Audit Committee.

The Valuation Committee, SSB and SASI perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings to review underlying methodologies, policies and procedures with respect to valuations, 2) daily monitoring of significant events that may impact markets and valuations, 3) daily comparisons of security valuations versus prior day valuations for all securities with additional follow-up procedures implemented for those that exceed established thresholds, and 4) daily reviews of stale valuations and manually priced securities which may be subjected to additional procedures at the discretion of the Valuation Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored by SAMI for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics.

B. Fair Value Measurement:

In response to the Financial Accounting Standards Board’s issuance of Accounting Standards Update 2011-4, which contains amendments designed to improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and International Financial Reporting Standards, management has evaluated the implications of these amendments on the financial statements and included disclosures, where applicable, to address the following concerns:

(1) Information about transfers between Level 1 and Level 2 of the fair value hierarchy.

(2) Information about the sensitivity of a fair value measurement categorized within Level 3 of the fair value hierarchy to changes in unobservable inputs and any interrelationships between those unobservable inputs.

(3) The categorization by level of the fair value hierarchy for items that are not measured at fair value in the statement of financial position, but for which the fair value of such items is required to be disclosed.

In accordance with GAAP regarding fair value measurements, fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the

Notes to Financial Statements

circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

•           Level 1 — Quoted prices (unadjusted) in active markets for identical assets at the time of the NYSE close (normally 4:00 PM Eastern). Includes most domestic equities, American Depository Receipts (“ADRs”), domestic Exchange Traded Funds, Standard & Poor’s Depository Receipts and exchange traded derivatives that rely on unadjusted or official closing prices based on actual trading activity which coincides with the close of the NYSE.

•           Level 2 — Other significant observable inputs (evaluated prices factoring in observable inputs using some type of model, matrix or other calculation methodology which takes into consideration factors such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Includes most long-term and short-term fixed income investments, most foreign equities trading on foreign exchanges, foreign Exchange Traded Funds, forward foreign currency contracts, non-exchange traded derivatives and OTC securities (including some ADRs) not listed on the NASDAQ National Market System that rely on a mean price which falls between the last bid and asked quotes coinciding with the close of the NYSE. Investments in other Registered Investment Companies (RIC’s) that rely on calculated Net Asset Values (NAV’s) would also generally be considered Level 2.

•           Level 3 — Significant unobservable inputs (including non-binding broker quotes or the Valuation Committee’s own assumptions in determining the fair value of investments).

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through brokers or pricing services are generally categorized within Level 2. Those investments for which current data has not been provided would be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments would be classified as Level 3.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are normally valued using amortized cost, which approximates the current fair value of a security, but since this value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The methods described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while the Trust believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different estimate of fair value at the reporting date. There have been no significant changes in valuation techniques during the fiscal year, but the Valuation Committee considers factors such as few recent transactions, inconsistent price quotes and wider bid-ask spreads when determining if transactions are not orderly for fair valuation purposes.

The fair value measurements as of December 31, 2013 were as follows:

	Quoted Prices	Other
	(Unadjusted) in Active	Significant	Significant
	Markets for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
SVP Fund / Category	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities - Assets:
Balanced:
Domestic Common Stocks	$10,291,768	$—	$—	$10,291,768
Foreign Stocks & ADR’s	533,636	—	—	533,636
Institutional Money Market Funds	—	607,308	—	607,308
Mortgage-Backed Securities	—	5,029,222	—	5,029,222
Totals	$10,825,404	$5,636,530	$—	$16,461,934

Bond:
Collateralized Mortgage Obligations	$—	$2,712,480	$—	$2,712,480
Corporate Bonds	—	40,466,728	—	40,466,728
Institutional Money Market Funds	—	2,933,343	—	2,933,343
Mortgage-Backed Securities	—	14,531,714	—	14,531,714
Totals	$—	$60,644,265	$—	$60,644,265

Common Stock:
Domestic Common Stocks	$204,748,089	$—	$—	$204,748,089
Domestic Exchange Traded Funds	1,015,250	—	—	1,015,250
Foreign Stocks & ADR’s	11,642,430	—	—	11,642,430
Institutional Money Market Funds	—	3,084,466	—	3,084,466
Totals	$217,405,769	$3,084,466	$—	$220,490,235

Notes to Financial Statements

	Quoted Prices	Other
	(Unadjusted) in Active	Significant	Significant
	Markets for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
SVP Fund / Category	(Level 1)	(Level 2)	(Level 3)	Total

Mid Cap:
Domestic Common Stocks	$16,822,815	$—	$—	$16,822,815
Foreign Stocks & ADR’s	473,550	—	—	473,550
Institutional Money Market Funds	—	603,182	—	603,182
Real Estate Investment Trusts	581,914	—	—	581,914
Totals	$17,878,279	$603,182	$—	$18,481,461

Small Company:
Domestic Common Stocks	$57,238,512	$—	$—	$57,238,512
Foreign Stocks & ADR’s	974,848	—	—	974,848
Institutional Money Market Funds	—	1,110,472	—	1,110,472
Real Estate Investment Trusts	2,871,505	—	—	2,871,505
Totals	$61,084,865	$1,110,472	$—	$62,195,337

Investments in Securities - Liabilities:
None.

	Quoted Prices		Other
	(Unadjusted) in Active		Significant	Significant
	Markets for Identical		Observable	Unobservable
	Assets		Inputs	Inputs
SVP Fund / Category	(Level 1)		(Level 2)	(Level 3)	Total
Derivatives - Assets:
Bond:
Futures Contracts	$41,556	*	$—	$—	$41,556	*

Derivatives - Liabilities:
None.

*The fair value represents the cumulative unrealized appreciation (depreciation) on open futures contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable or payable at that date.

Please refer to each Fund’s Schedule of Investments for more detailed information on specific securities, including industry classifications.

There was no reportable Fair Value Level 3 activity for the fiscal year ended December 31, 2013.

There were no reportable transfers between Level 1, Level 2 and Level 3 investments for the fiscal year ended December 31, 2013.

C. Securities Transactions and Investment Income:

For purposes of the Funds’ financial statements, securities transactions are accounted for on trade date. For purposes of calculating the net asset values (NAVs), securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include:

(1) when trades occur on a day that happens to coincide with the last business day of a calendar month; or

(2) on occasion, if SASI believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

Interest income is recorded on the accrual basis, which includes the amortization of bond premiums on fixed-income securities. Dividend income is recorded on the ex-dividend date when verified by two independent sources and adjusted daily for foreign tax withholding, reclaims and currency fluctuations, when applicable. The cost of securities sold is determined, and realized gains and losses are computed, using the identified cost method. Market discount and original issue discount are accreted to income. Distributions received from the Funds’ investments in real estate investment trusts (“REITs”) and master limited partnerships often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held.

Notes to Financial Statements

D. Dividends and Distributions:

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for gains and losses on mortgage-backed securities payment receipts, real estate investment trust return of capital distributions, net operating losses and dividends paid. The following reclassifications were made to reflect these differences as of December 31, 2013:

		Accumulated
	Accumulated	undistributed
	undistributed	net realized gain
	net investment	(loss) on
SVP Fund	income (loss)	investments	Paid-in capital
Balanced	$31,233	$(31,233)	$—
Bond	263,413	(262,244)	(1,169)
Common Stock	(243)	243	—
Mid Cap	(389)	(220)	609
Small Company	(6,777)	6,777	—

E. Repurchase Agreements:

Each Fund, to a limited extent, may enter into repurchase agreements as a means of making short-term investments, of seven days or less, and in aggregate amounts of not more than 25% of the net assets of a Fund. Each Fund, through its custodian, takes possession of the securities collateralizing repurchase agreements. The Funds’ policies require that all repurchase agreements used by the Funds will provide that the value of the collateral underlying the repurchase agreement always be at least equal to 102% of the repurchase price. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. There were no repurchase agreements outstanding at December 31, 2013.

F. Federal Income Taxes:

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Fund will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Funds’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds’ financial statements as a result of these uncertainties. As of December 31, 2013, the Funds did not have any unrecognized tax benefits.

G. Dollar Rolls:

The SVP Balanced Fund and SVP Bond Fund may enter into dollar rolls in which the Funds sell securities for delivery in the current month, and simultaneously contract to repurchase similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Funds forego principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. Realized gains and losses on sales, if applicable, are recorded on trade date plus one or trade date. There were no dollar roll transactions during the fiscal year ended December 31, 2013.

H. Foreign Currency Translations:

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates on the following basis:

(1) market value of investment securities, assets and liabilities at the closing daily rate of exchange; and

(2) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that due to changes in market prices of such securities for purposes of the Funds’ financial statements. However, pursuant to United States federal income tax regulations, gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

I. Forward Foreign Currency Contracts:

Each Fund may enter into forward foreign exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. Forward contracts are valued at the forward rate and are marked-to-market daily. The daily change in the market value is recorded as an unrealized gain or loss. The Funds realize a gain or loss when the forward contract is closed on delivery of the currency. Risks may arise with respect to entering into forward contracts from potential inability of counterparties to meet the terms of the forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. A Fund’s risk of loss from forward currency contracts may exceed the related amounts reflected on the Statement of Assets and Liabilities. No forward foreign currency contracts were entered into during the fiscal year ended December 31, 2013.

J. Futures Contracts:

SVP Balanced Fund and SVP Bond Fund may enter into futures contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Any open contract would be recorded as variation margin receivable or payable on the statement of assets and liabilities to the extent such variation margin has not been received or paid and unrealized gain or loss on the statement of operations. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the

Notes to Financial Statements

time it was closed. This amount is included in net realized gain or loss on futures contracts in the statement of operations. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when a Fund wishes to close out a particular position.

When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts tends to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position tends to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, tends to offset both positive and negative market price changes, much as if the underlying instrument has been sold. During the fiscal year ended December 31, 2013, the SVP Bond sold varying combinations of futures contracts in U.S. Treasury 5-Year Notes, U.S. Treasury 10-Year Notes and U.S. Treasury 30-Year Bonds to manage duration by hedging interest rate risk.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it is required to deposit “initial margin” with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant (“FCM”). Initial margin deposits are typically equal to a small percentage of the contract’s value. If the value of either party’s position declines, that party is required to make additional “variation margin” payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund is obligated to continue to pay variation margin. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures contracts involve, to varying degrees, off-balance sheet risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

The following table summarizes the fair value of each Fund’s futures contracts held as of December 31, 2013 along with the related location on the accompanying Statement of Assets and Liabilities presented by primary underlying risk exposure:

	Purpose and Primary	Location on the
SVP Fund	Underlying Risk Exposure	Statement of Assets and Liabilities*	Fair Value of Assets*	Fair Value of Liabilities*
Bond	Hedge interest rate risk.	Unrealized appreciation (depreciation) of investments and foreign exchange	$41,556	$—

*The fair value represents the cumulative unrealized appreciation (depreciation) on open futures contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable or payable at that date.

The amounts of realized and unrealized gains and losses on futures contracts recognized in each Fund’s earnings during the fiscal year ended December 31, 2013 along with the related location on the accompanying Statement of Operations presented by primary underlying risk exposure are summarized as follows:

	Purpose and Primary	Location of Realized and Unrealized Gain	Net Realized	Net Change in Unrealized
SVP Fund	Underlying Risk Exposure	(Loss) on the Statement of Operations	Gain (Loss)	Appreciation (Depreciation)
Bond	Hedge interest rate risk.	Futures contracts	$37,297	$41,556

During the fiscal year ended December 31, 2013, the average monthly notional value of futures contracts for the months held was as follows:

Average Monthly
SVP Fund	Notional Value
Bond	$8,014,490

K. Other:

Direct expenses of a Fund are charged to that Fund while common expenses of the Trust are allocated proportionately based upon the Funds’ respective average net assets or number of shareholder accounts. Earnings credits are received from SSB on cash balances and are reflected in the statement of operations as an expense offset. There were no expense offsets for the fiscal year ended December 31, 2013.

(3) Management Advisory Fees and Related Party Transactions:

Pursuant to two Investment Advisory Agreements (“Advisory Agreements”), SAMI manages each Fund’s investments and business operations under the overall supervision of the Trust’s Board of Trustees. SAMI is affiliated with National Life Insurance Company (“NLIC”), which issues variable insurance and annuity products through which the Trust is offered, because NLIC is also a subsidiary of NLV Financial Corporation. SAMI has the responsibility for making all investment decisions for the Funds. As compensation for services rendered under its advisory agreement, each Fund pays to SAMI a monthly fee determined as follows:

a) With respect to SVP Balanced Fund: 0.55% per annum on the average daily net assets of the Fund.

b) With respect to SVP Bond Fund: 0.40% per annum on the average daily net assets of the Fund.

c) With respect to the SVP Common Stock, SVP Mid Cap and SVP Small Company Funds: 0.50% per annum on the first $200 million of average daily net assets of each Fund; 0.45% per annum on the next $300 million of such assets of each Fund; and 0.40% per annum on such assets of each Fund in excess of $500 million.

Notes to Financial Statements

Sentinel Financial Services Company (“SFSC”), a company in which SAMI and Sentinel Financial Services, Inc., a wholly owned subsidiary of SAMI, are partners, acts as the principal underwriter of shares of the Funds. SFSC receives no compensation from the Trust for acting as principal underwriter.

Each Trustee who is not an affiliate of SAMI receives an annual fee from the Trust of $14,000 plus $2,500 for each regular meeting attended and $1,250 for any special meeting attended. Fees paid to Trustees are generally distributed quarterly on a pro rata basis. This compensation totaled $26,500 each for Mr. McMeekin and Ms. Pope, $20,500 for Mr. Nobles and $6,000 for Mr. Ricker for the fiscal year ended December 31, 2013. Mr. Ricker retired from the Board following the February 7, 2013 meeting and Mr. Nobles was added to the Board following a vote of shareholders on May 13, 2013.

The Funds’ Chief Compliance Officer also serves as Chief Compliance Officer of Sentinel Group Funds, Inc. (“SGF”), a series investment company also advised by SAMI, SAMI itself, and the separate accounts of NLIC which fund its variable life insurance and annuity products. Pursuant to an amended and restated agreement as of November 26, 2007, the Funds and SGF pay 50% of the costs incurred by these Chief Compliance Officer functions, including the salary and benefits of the Funds’ Chief Compliance Officer and his administrative assistant, and the other costs incurred by the Chief Compliance Officer. The Funds and SGF allocate their 50% share of these costs in proportion to net assets. Out-of-pocket costs which can be specifically allocated to a particular entity are so allocated.

Trustees’ and Chief Compliance Officer’s fees and expenses for the fiscal year ended December 31, 2013 were $89,000.

Pursuant to the Fund Services Agreement with SASI, the Trust receives certain transfer agency, fund accounting and administration services. For these services, the Fund Services Agreement provides for the Trust to pay to SASI a fixed fee totaling $20,000 per year for transfer agency services and a fee of 0.10% of average daily net assets of the Funds for fund accounting and administration services. For the fiscal year ended December 31, 2013 this fee totaled $389,484.

As of December 31, 2013, policyholders of variable insurance and annuity products offered by NLIC held ownership in the Funds as follows:

Approximate %
SVP Fund	Ownership
Balanced	86.14%
Bond	31.91%
Common Stock	24.91%
Mid Cap	83.69%
Small Company	57.54%

The shares of the Trust may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At December 31, 2013, the Trust was offered as an investment option by three other insurance companies and accordingly a decision by any insurance company to withdraw its participation may have a negative impact on the Trust.

(4) Investment Transactions:

Purchases and sales (excluding short-term obligations, forward foreign currency contracts and futures contracts) for the fiscal year ended December 31, 2013 were as follows:

	Purchases of		Sales of Other
	Other than U.S.	Purchases of	than U.S.	Sales of U.S.
	Government	U.S. Government	Government	Government
	Direct and	Direct and	Direct and	Direct and
	Agency	Agency	Agency	Agency
SVP Fund	Obligations	Obligations	Obligations	Obligations
Balanced	$715,258	$31,916,594	$2,620,209	$30,785,246
Bond	54,932,800	95,599,927	43,895,047	109,831,364
Common Stock	16,646,660	—	47,557,579	—
Mid Cap	6,530,091	—	8,007,345	—
Small Company	26,549,472	—	34,140,906	—

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by a Fund after December 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, pre-enactment net capital losses incurred by a Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Pre-enactment losses may be more likely to expire unused since the Act prescribes that post-enactment losses must be utilized first.

At December 31, 2013, the Trust had tax basis capital losses which may be used to offset future capital gains as follows:

	Capital Loss	Expiring
SVP Fund	Carry Forward	on 12/31
Bond	$143,376	No Expiration (Short-Term)

During the fiscal year ended December 31, 2013, the Funds utilized capital losses as follows:

Capital Losses
SVP Fund	Utilized
Mid Cap	$344,153

Notes to Financial Statements

It is unlikely that a capital gains distribution will be paid until net gains have been realized in excess of such capital loss carry forwards or the carry forwards expire.

Net capital losses incurred after October 31st and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the period from November 1, 2013 to December 31, 2013, the Funds elected to defer until the first business day of 2014 for U.S. Federal income tax purposes net capital losses as stated below:

	Short-Term	Long-Term
	Capital Losses	Capital Losses
SVP Fund	Deferred	Deferred
Balanced	$12,280	$—
Bond	2,010	—
Small Company	1,047	—

Net ordinary losses incurred after October 31st and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the period from January 1, 2013 through December 31, 2013, the Funds elected to defer until the first business day of the next taxable year for U.S. Federal Income tax purposes net ordinary losses as stated below:

Ordinary Losses
SVP Fund	Deferred
Common Stock	$228

(5) Shares of Beneficial Interest Transactions:

There are an unlimited number of authorized shares for each Fund in the Trust. Each share has a par value of $0.001. Transactions in shares for the fiscal year ended December 31, 2013 and the fiscal year ended December 31, 2012 were as follows:

		Shares issued in		Net increase
		reinvestment of		(decrease) in
		dividends and	Shares	shares
SVP Fund	Shares sold	distributions	reacquired	outstanding
Fiscal Year Ended December 31,2013
Balanced	157,741	75,294	206,509	26,526
Bond	419,791	198,899	1,052,732	(434,042)
Common Stock	332,544	952,190	2,305,311	(1,020,577)
Mid Cap	104,869	116,798	216,966	4,701
Small Company	196,857	545,386	794,303	(52,060)
Fiscal Year Ended December 31,2012
Balanced	218,955	94,920	387,097	(73,222)
Bond	397,171	390,552	1,100,187	(312,464)
Common Stock	345,873	493,892	2,210,856	(1,371,091)
Mid Cap	106,153	2,858	324,845	(215,834)
Small Company	147,276	519,945	678,517	(11,296)

From time to time the Funds may have a concentration of several policyholders, insurance companies or insurance products holding a significant percentage of shares outstanding. Investment activities of these parties could have a material impact on the Funds. The latest Statement of Additional Information has more details about the Fund’s shareholders that own beneficially 5% or more of the voting stock of any Fund and is available, without charge, upon request by calling (800) 537-7003.

(6) Distributions to Shareholders:

The tax character of distributions paid during the fiscal year ended December 31, 2013 were as follows:

	Ordinary	Long-Term	Return of
SVP Fund	Income	Capital Gain	Capital	Total
Balanced	$244,208	$772,485	$—	$1,016,693
Bond	1,940,084	—	1,169	1,941,253
Common Stock	3,244,759	14,173,002	—	17,417,761
Mid Cap	15,417	1,731,880	—	1,747,297
Small Company	395,745	8,513,148	—	8,908,893

The tax character of distributions paid during the fiscal year ended December 31, 2012 were as follows:

	Ordinary	Long-Term	Return of
SVP Fund	Income	Capital Gain	Capital	Total
Balanced	$303,196	$851,074	$—	$1,154,270
Bond	3,477,919	453,589	16,977	3,948,485
Common Stock	3,505,139	3,953,060	—	7,458,199
Mid Cap	35,555	—	—	35,555
Small Company	491,550	6,844,506	—	7,336,056

Notes to Financial Statements

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

		Currently Distributable
	Currently	Long-Term
	Distributable	Capital Gain	Unrealized
	Ordinary	or Capital	Appreciation
SVP Fund	Income	Loss Carryover	(Depreciation)
Balanced	$884	$197,704	$4,815,407
Bond	—	(143,376)	(473,873)
Common Stock	7,181	3,835,960	94,463,561
Mid Cap	—	203,245	5,954,473
Small Company	—	422,994	19,665,622

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily due to wash sales recognized for tax purposes and return of capital distributions from portfolio investments.

(7) Indemnifications:

In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(8) Subsequent Events:

On November 14, 2013, the Board of Trustees approved a proposal under which a Rule 12b-1 distribution plan was added to a new class of shares for each series of the Trust (the Class II shares). The launch date of the new Class II shares is undetermined at this time. Any offering of Class II shares is subject to the expiration of any required U.S. Securities and Exchange Commission review period.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Sentinel Variable Products Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Variable Products Balanced Fund, Sentinel Variable Products Bond Fund, Sentinel Variable Products Common Stock Fund, Sentinel Variable Products Mid Cap Fund and Sentinel Variable Products Small Company Fund of the Sentinel Variable Products Trust (the “Funds”) at December 31, 2013, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2014

Actual and Hypothetical Expenses for Comparison Purposes

(Unaudited)

Example

When you allocate to one or more of the Sentinel Variable Products Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of allocating to the Funds and to compare these costs with the ongoing costs of allocating to other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 07/01/13 through 12/31/13.

Actual Expenses

The first line of each Fund entry in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid from 07/01/13 through 12/31/13 to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund entry in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of the share class and an assumed rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of allocating to a specific Sentinel Variable Products Trust Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below do not include fees and expenses charged or incurred by the separate accounts of insurance companies which purchases shares of the Funds to serve as investment vehicles under variable life insurance policies or variable annuity contracts issued by them. If such expenses were included, the overall expenses shown in the table below would be higher and the ending account values would be lower.

						Expenses Paid
			Beginning	Ending		from 07/01/2013
	Total Return	Total Return	Account Value	Account Value	Annualized	through
SVP Fund	Description	Percentage	07/01/2013	12/31/2013	Expense Ratio	12/31/2013*
Balanced	Actual	9.16%	$1,000.00	$1,088.14	0.88%	$4.63
	Hypothetical (5% per year before expenses)	2.08%	1,000.00	1,020.77	0.88%	4.48
Bond	Actual	2.72%	1,000.00	1,027.21	0.69%	3.53
	Hypothetical (5% per year before expenses)	2.17%	1,000.00	1,021.73	0.69%	3.52
Common Stock	Actual	14.83%	1,000.00	1,133.83	0.72%	3.87
	Hypothetical (5% per year before expenses)	2.16%	1,000.00	1,021.58	0.72%	3.67
Mid Cap	Actual	16.84%	1,000.00	1,168.40	0.82%	4.48
	Hypothetical (5% per year before expenses)	2.11%	1,000.00	1,021.07	0.82%	4.18
Small Company	Actual	15.86%	1,000.00	1,150.47	0.79%	4.28
	Hypothetical (5% per year before expenses)	2.12%	1,000.00	1,021.22	0.79%	4.02

* Expenses are equal to the annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Information and Services for Shareholders (Unaudited)

Federal Tax Status of Dividends and Distributions

Certain tax information for the Sentinel Variable Products Trust Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended December 31, 2013.

The following table represents the percentage of ordinary income distributions eligible for the dividends received deduction and the percentage of its ordinary income distributions treated as qualified dividend income along with the dollar amount of long-term capital gains distributed by the Funds.

	Dividends	Qualified	Long-Term
	Received	Dividend	Capital Gain
SVP Fund	Deduction	Income	Distribution
Balanced	85.92%	94.96%	$772,485
Common Stock	100.00	100.00	14,173,002
Mid Cap	100.00	100.00	1,731,880
Small Company	74.29	82.01	8,513,148

Portfolio Proxy Voting Guidelines and Voting Record

Sentinel Variable Products Funds portfolio proxy voting guidelines, and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th, are available without charge online at www.nationalfegroup.com under “Customer Support”, then “Funds and Prospectus”, and at www.sec.gov, or by calling (800) 537-7003.

Availability of Quarterly Schedule of Investments

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for more information.)

Board Approval of Investment Advisory Agreements (Unaudited)

Sentinel Variable Products Trust (the “Trust”) has entered into investment advisory agreements (the “Advisory Agreements”) with Sentinel Asset Management, Inc. (the “Advisor”) with respect to its five series funds (each a “Fund” and collectively the “Funds”). The Advisory Agreements consist of an agreement dated November 1, 2000 (as amended November 19, 2008) relating to the Common Stock, Mid Cap and Small Company Funds and an agreement dated November 8, 2002 relating to the Balanced and Bond Funds. As required by the Investment Company Act of 1940 (the “Investment Company Act”), the Board of Trustees (the “Board”) considers the continuance of the Advisory Agreements on an annual basis. On August 15, 2013, the Board approved the continuance of the Advisory Agreements for an additional year.

Contract Review Process

The Board discusses the Funds’ investment advisory arrangements with the Advisor on a regular basis. In connection with the Board’s most recent consideration of the Advisory Agreements, the Advisor provided the Trustees with the information described below. In addition, the Trust’s counsel, which is independent of the Advisor, provided a memorandum to the Trustees describing the legal standards for their consideration of the proposed approvals. The Trustees who are not interested persons of the Trust (as such persons are defined in the Investment Company Act) (the “Independent Trustees”) held a telephonic meeting with the Trust’s counsel on July 25, 2013 to consider these materials and the proposed continuance of the Advisory Agreements. Following this meeting, the Independent Trustees requested and received additional information from the Advisor. The Board, including all of the Independent Trustees, met on August 15, 2013 to further consider the proposed continuance of the Advisory Agreements. During this meeting, the Advisor reviewed the performance of the Funds and the profitability to the Advisor and its affiliates of their relationships with the Funds. The Trust’s counsel attended such meeting. At the conclusion of the meeting, based on the considerations described in more detail below, the Trustees, including all of the Independent Trustees, unanimously approved the continuance of the Advisory Agreements for an additional year.

In reaching their determinations with respect to each Fund regarding the continuance of the Advisory Agreements, the Trustees considered all factors they believed relevant, including the following:

•                  information provided by Morningstar Associates, LLC (“Morningstar”), an independent third party, comparing the performance of each Fund to the performance of other funds, including variable product funds, with similar investment objectives;

•      the nature, extent and quality of investment services rendered by the Advisor;

•      revenue received by the Advisor and its affiliates in respect of the Funds;

•      the costs borne by, and profitability of, the Advisor in providing services to the Funds;

•      comparative fee and expense data for each Fund and other funds with similar investment objectives;

•                  the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of investors;

•                  the Advisor’s policies and practices regarding allocation of portfolio transactions of the Funds, and the extent to which the Advisor benefits from soft dollar arrangements;

•      any indirect benefits that the Advisor and its affiliates receive from their relationships to the Funds;

•      information about fees charged by the Advisor to other clients with similar objectives;

•                  the professional experience and qualifications of each Fund’s portfolio manager(s) and other senior personnel of the Advisor;

•                  the compliance record of the Advisor and affiliates under applicable securities and other laws, and under the Advisor’s internal compliance program; and

•      the terms of each Advisory Agreement.

The Board’s conclusions on a series of points relating to the Advisor, the services it provides and the Advisory Agreements are summarized below.

The Advisor’s Personnel and Investment Process

Each quarter the Trustees discuss with senior management of the Advisor the strategies being used to achieve each Fund’s stated objectives. Among other things, the Board considers the size, education and experience of each Fund’s portfolio management team.

Throughout the year, the Board requested and received information that included sales and redemption data for each Fund, a discussion on investment strategies used by the Fund and the valuation and pricing of each Fund’s portfolio holdings. The Board also considered the material provided by the Advisor at the Board’s request discussed above that included performance and expense information (including advisory fees) for other similar mutual funds provided by Morningstar.

The Board determined the Advisor is an asset management firm with appropriate knowledge and experience to manage the Funds, which provides excellent investment advisory and non-advisory services to the Funds. In addition, the Board noted that it appeared the Advisor’s resources, organization and history would allow it to continue to provide consistent services to the Funds.

Fund Performance

The Board receives performance data at least quarterly but, consistent with the Advisor’s investment goals, the Board attaches importance to Funds’ performance over relatively long periods of time, typically at least three years. The Board monitors the Advisor’s efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness.

The Board considered the performance of each Fund i) as a percentage return compared to the return of other funds, including variable product funds, with similar investment objectives and ii) as a percentile rank among all such other funds. The Board received performance information relating to several different time periods. Information provided by Morningstar indicated that a majority of the Funds had total returns in the top two quintiles compared to their category for the most recent three or five year periods. The Morningstar report also showed information relating to each Fund’s risk-adjusted performance. This information was based on the Sharpe ratio (a recognized measure of risk-adjusted performance) and showed that all of the Funds had a Sharpe ratio in the top two quintiles for the three or five year periods.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Advisory Agreements, that the performance of each of the Funds and the Advisor supported the continuation of each Advisory Agreement.

Advisory Fees and Other Expenses

The Board reviewed each Fund’s annual expense ratio, which reflects asset-based costs such as advisory fees, accounting and administrative costs and the effects of any fee waivers. The Board then compared each Fund’s expense ratio to the average expense ratio of the similar funds provided by Morningstar. The Board noted that the net expense ratio of a majority of the Funds ranked in the top half (lower expenses) of their Morningstar peers for the most recent annual period reported by Morningstar. The Board also considered the advisory fee rates charged by the Advisor for managing mutual fund portfolios that are similar to the Funds but available to the public. The Board noted that the advisory fees for all of the Funds ranked in the top two quintiles compared to their Morningstar peers for the most recent annual period reported by Morningstar, indicating that the advisory fee rates for the Funds were all lower than their respective peer group median for that period. After reviewing this and related information, the Board concluded, within the context of its overall conclusions regarding each of the Advisory Agreements, that the fees and expenses of each of the Funds supported the approval of the Advisory Agreements.

Profitability

The Board reviewed information prepared by the Advisor regarding the profits of the Advisor attributable to its advisory relationship with each Fund, as well as the overall profitability to the Advisor and its affiliates of their relationships with the Funds. The Independent Trustees also reviewed with the Advisor the methodology it used to allocate expenses for purposes of such profitability analysis and noted that no one allocation methodology is widely accepted across the business. The Board reviewed the 2012 pretax profitability of the Advisor and its affiliates in providing services to the Funds as compared to information prepared by SNL Financial regarding the profitability of several publicly held investment management companies.

After reviewing these and related factors, the Board concluded, within the context of its overall conclusions regarding each of the Advisory Agreements, that the cost allocation methodologies were reasonable, and profitability of the Advisor was not inconsistent with other industry data.

Economies of Scale

The Board considered whether there had been economies of scale in respect of the management of the Funds, and whether each Fund has appropriately benefited from any available economies of scale. The Trustees recognized that the fee schedules in the Advisory Agreement for the Common Stock, Mid Cap and Small Company Funds each have breakpoints that reduce the advisory fee rate as the Fund’s assets increase above certain levels. They also considered the current level of assets of each Fund. After reviewing these and related factors, the Board concluded, within the context of its overall conclusions regarding each Advisory Agreement, that the Funds appropriately participate in economies of scale.

Conclusion

Based on the review process described above, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Agreements. In arriving at its decision, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together and different Trustees may have attributed different weights to the various factors considered.

Trustees (Unaudited)

There are four Trustees of Sentinel Variable Products Trust. The Trustees are responsible for oversight of the five Funds currently comprising Sentinel Variable Products Trust. Information about the three independent Trustees is set forth below. Information concerning the one affiliated Trustee is set forth under “Officers” on the next page. The Statement of Additional Information has additional information about the Fund’s Trustees and is available, without charge, upon request by calling (800) 537-7003.

Position and Length
Name, Address, Age	of Time Served	Principal Occupation(s) During Past Five Years	Public Directorships
William D. McMeekin (69) National Life Drive Montpelier, VT 05604	Trustee, since 2000; Audit Committee Chair, since 2013

TD Banknorth, N.A. (formerly Banknorth Vermont) — Former Executive Vice President, Commercial Services — from 2005 to 2007; Senior Vice President & Senior Lending Officer, from 2001 to 2005; The Howard Bank — Community President, from 2000 to 2001

None
Michael W. Nobles (44) National Life Drive Montpelier, VT 05604	Trustee, since 2013

Union Mutual of Vermont Companies — President and Chief Executive Officer, since 2014; Chief Operating Officer and Treasurer, from 2013 to 2014; Senior Vice President, Chief Financial Officer and Treasurer, from 2011 to 2013; Vice President of Finance & Treasurer, from 2006 to 2011

None
Nancy F. Pope (60) National Life Drive Montpelier, VT 05604	Trustee, since 2007

Northfield Savings Bank — Director (Chair), since 2013; Director, from 1995 to 2013; Spaulding High School Union District — Director, from 2008 to 2011; Governor’s Institute of Vermont — Trustee, from 2007 to 2008; Barre Town School District — Director (Chair), from 1995 to 2004; Aldrich Public Library — Trustee (Chair), since 2002 and from 1993 to 2000

None

Officers (Unaudited)

Information relating to the one Trustee who is an officer and “interested person” of the Funds as defined in the Investment Company Act of 1940, as amended, and to the other officers of the Funds is set forth below.

Position and Length
Name, Address, Age	of Time Served*	Principal Occupation(s) During Past Five Years	Public Directorships
Mehran Assadi (55)** National Life Drive Montpelier, VT 05604	Chair and Trustee, since 2009

National Life Holding Company (a mutual insurance company) and National Life Insurance Company (“National Life”) — President and Chief Executive Officer, since 2009; President — Life and Annuity, from 2005 to 2009; Interim Chief Information Officer, from 2003 to 2005; NLV Financial Corporation - President and Chief Executive Officer, since 2009; Executive Vice President, from 2008 to 2009

N/A
Thomas H. Brownell (53) National Life Drive Montpelier, VT 05604	President, since 2013

National Life — Executive Vice President and Chief Investment Officer, since 2013; Senior Vice President and Chief Investment Officer, from 2005 to 2013; Sentinel Asset Management, Inc. (“Advisor”) — President and Chief Executive Officer, since 2013; Sentinel Financial Services, Inc. — President and Chief Executive Officer, since 2013; Sentinel Administrative Services, Inc. (“SASI”) — President and Chief Executive Officer, since 2013; Sentinel Group Funds, Inc. (“Sentinel Funds”) — President and Chief Executive Officer, since 2013

N/A
Thomas P. Malone (57) National Life Drive Montpelier, VT 05604	Vice President & Treasurer, since 2000	SASI — Vice President, since 2006; Sentinel Funds — Vice President and Treasurer, since 1997; Sentinel Administrative Services Company (“SASC”) — Vice President, from 1998 to 2006	N/A
John K. Landy (54) National Life Drive Montpelier, VT 05604	Vice President, since 2004	SASI — Senior Vice President, since 2006; Sentinel Funds — Vice President, since 2003; SASC — Senior Vice President, from 2004 to 2006; Vice President, from 1997 to 2004	N/A
Scott G. Wheeler (48) National Life Drive Montpelier, VT 05604	Assistant Vice President & Assistant Treasurer, since 2004

SASI — Vice President, since 2007; Assistant Vice President, from 2006 to 2007; Sentinel Funds — Assistant Vice President and Assistant Treasurer, since 1998; SASC — Assistant Vice President, from 1998 to 2006

N/A
Lisa F. Muller (46) National Life Drive Montpelier, VT 05604	Secretary, since 2008

National Life — Counsel, since 2008; Sentinel Funds — Secretary, since 2008; State of Vermont, Department of Banking and Insurance — Assistant General Counsel, from 2006 to 2008; Davis, Polk and Wardwell — Associate, from 2005 to 2006 and from 1999 to 2002; U.S. District Court N.D. Illinois — Law Clerk, from 2002 to 2004

N/A
Lindsay E. Staples (32) National Life Drive Montpelier, VT 05604	Assistant Secretary, since 2010 and from 2007 to 2009

National Life — Senior Securities Paralegal, since 2010; Sentinel Funds — Assistant Secretary, since 2010 and from 2007 to 2009; National Life — Senior Compliance Associate, from 2009 to 2010; National Life — Securities Paralegal, from 2007 to 2009; Holman Immigration — Paralegal, from 2006 to 2007; Wilmer Cutler Pickering Hale and Dorr — Paralegal, from 2004 to 2006

N/A
D. Russell Morgan (58) National Life Drive Montpelier, VT 05604	Chief Compliance Officer, since 2004; Secretary, from 2000 to 2005

Advisor; National Variable Annuity Account II; National Variable Life Insurance Account — Chief Compliance Officer, since 2004; Sentinel Funds — Chief Compliance Officer, since 2004; Secretary, from 1988 to 2005; National Life — Assistant General Counsel, from 2001 to 2005; Equity Services, Inc. — Counsel, from 1986 to 2005; Advisor, SASC, Sentinel Financial Services Company — Counsel, from 1993 to 2005

N/A

*            Each officer is elected by, and serves at the pleasure of, the Board of the Funds.

**             Mr. Assadi is an “interested person” of the Funds because he is the President and Chief Executive Officer of the Advisor’s parent company.

Investment Advisor

Sentinel Asset Management, Inc.

Principal Underwriter

Sentinel Financial Services Company

Counsel

Sidley Austin LLP

Custodian

State Street Bank & Trust Company – Kansas City

Transfer Agent, Shareholder Servicing Agent and Administrator

Sentinel Administrative Services, Inc.

One National Life Drive, Montpelier, VT 05604

A Standard of Stewardship

Stewardship is a serious responsibility that can be measured and proven over time.

That’s why we are committed to quality, consistency and sustainable results, counted in years rather than days, weeks or months.

Since its inception on January 12, 1934, Sentinel’s Common Stock Fund has demonstrated a prudent, consistent approach to investing which has become the hallmark of our firm.

Learn more about Sentinel from your financial advisor or contact us:

800.282.FUND

www.sentinelinvestments.com

 @sentinelinvest

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

This annual report is authorized for distribution to prospective investors only when preceded by an effective Prospectus.

Consider a fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information and is available from your financial advisor or www.sentinelinvestments.com. Please read it carefully before you invest.

Sentinel Investments is the unifying brand name for Sentinel Financial Services Company, Sentinel Asset Management, Inc., and Sentinel Administrative Services, Inc. Sentinel Funds are distributed by Sentinel Financial Services Company, One National Life Drive, Montpelier, VT 05604, 800-282-FUND, www.sentinelinvestments.com. 63061 SF0942(0214)

ITEM 2. CODE OF ETHICS

(a) As of December 31, 2013, the Registrant had adopted a code of ethics that applies to the Registrant’s Principal Executive and Senior Financial Officers, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c) There were no amendments during the fiscal year ended December 31, 2013 to any provision of the code of ethics that applies to the Registrant’s Principal Executive and Senior Financial Officers.

(d) There were no waivers granted during the fiscal year ended December 31, 2013 from any provision of the code of ethics that applies to the Registrant’s Principal Executive and Senior Financial Officers.

(e) Not applicable.

(f) A copy of the Registrant’s code of ethics is attached as an exhibit.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board of Trustees has determined that Michael W. Nobles is the Audit Committee Financial Expert serving on the Registrants Audit Committee and that Mr. Nobles is independent.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for professional services rendered to the Registrant for the last two fiscal years as follows:

2012	$75,000
2013	$75,000

(b) Audit-Related Fees.  PricewaterhouseCoopers billed the Registrant’s transfer agent, Sentinel Administrative Services Inc. (“SASI”), aggregate fees for services which related to the SASI SAS 70 or SSAE 16 report, as the case may be, in the last two fiscal years as follows

2012	$72,750
2013	$72,750

(c) Tax Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for services including the review of the Registrant’s applicable tax returns and responding to general tax questions for the last two fiscal years as follows:

2012	$20,700
2013	$20,700

(d) All Other Fees. PricewaterhouseCoopers has not billed the Registrant for other products and services during the last two fiscal years.

(e)(1) Audit Committee Pre-Approval Policy. The policy of the Registrant’s Audit Committee is to pre-approve (or establish a policy for the pre-approval of) all auditing services to be provided to the Registrant by the independent auditor and to pre-approve (or establish policies for the pre-approval of) all non-auditing services, including tax services, to be provided to the Registrant by the independent auditor. The Audit Committee also must pre-approve non-auditing services to be provided to the Registrant’s investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2) 100% of the services described in (b),  (c) and (d) above were approved by the Audit Committee.

(f) All of the work in connection with the audit of the Registrant’s financial statements was performed by full-time employees of PricewaterhouseCoopers.

(g) Except as disclosed in Item 4(c), there were no non-audit fees billed by PricewaterhouseCoopers for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the Registrant’s last two fiscal years.

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(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) Not applicable.

(b) Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No material changes.

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ITEM 11.  CONTROLS AND PROCEDURES

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sentinel Variable Products Trust

By: /s/ Thomas H. Brownell
Thomas H. Brownell,
President

Date: March 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Thomas H. Brownell
Thomas H. Brownell,
President

Date: March 7, 2014

By: /s/ Thomas P. Malone
Thomas P. Malone,
Vice President & Treasurer

Date: March 7, 2014

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